UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04257

DWS Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
20 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
24 Notes to Financial Statements
33 Information About Your Fund's Expenses
34 Proxy Voting
35 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.58% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Bond VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,609	$9,982	$11,162	$10,885	$12,701
	Average annual total return	-3.91%	-0.18%	3.73%	1.71%	2.42%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,756	$9,931	$11,090	$12,878	$15,559
	Average annual total return	-2.44%	-0.69%	3.51%	5.19%	4.52%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Total Net Assets)	6/30/13	12/31/12

Corporate Bonds	38%	35%
Mortgage-Backed Securities Pass-Throughs	36%	34%
Government & Agency Obligations	22%	22%
Commercial Mortgage-Backed Securities	7%	5%
Collateralized Mortgage Obligations	5%	5%
Municipal Bonds and Notes	5%	6%
Loan Participations and Assignments	2%	1%
Asset-Backed	2%	1%
Cash Equivalents and other Assets and Liabilities, net	-17%	-9%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

AAA	55%	53%
AA	8%	7%
A	8%	8%
BBB	16%	18%
BB or Below	10%	11%
Not Rated	3%	3%
	100%	100%

Interest Rate Sensitivity	6/30/13	12/31/12

Effective Maturity	9.4 years	7.9 years
Effective Duration	6.1 years	4.9 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

William Chepolis, CFA

John D. Ryan

Gary Russell, CFA

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 37.7%
Consumer Discretionary 3.0%
AMC Entertainment, Inc., 8.75%, 6/1/2019		115,000	123,050
APX Group, Inc., 144A, 6.375%, 12/1/2019		15,000	14,250
Asbury Automotive Group, Inc., 144A, 8.375%, 11/15/2020		5,000	5,538
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	25,250
Avis Budget Car Rental LLC, 144A, 5.5%, 4/1/2023		15,000	14,475
BC Mountain LLC, 144A, 7.0%, 2/1/2021		15,000	15,300
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		10,000	10,138
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		330,000	308,588
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		185,000	174,362
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		15,000	14,288
CCO Holdings LLC, 6.5%, 4/30/2021		155,000	161,587
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		15,000	15,037
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		80,000	81,400
Clear Channel Communications, Inc., 144A, 11.25%, 3/1/2021		20,000	20,850
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		15,000	15,375
Series B, 144A, 6.5%, 11/15/2022		25,000	25,750
Series B, 7.625%, 3/15/2020		75,000	77,625
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		230,000	216,390
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		5,000	4,888
Delphi Corp., 5.0%, 2/15/2023		20,000	20,550
DIRECTV Holdings LLC, 2.4%, 3/15/2017		1,050,000	1,055,075
DISH DBS Corp., 7.875%, 9/1/2019		90,000	100,800
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		25,000	24,125
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		10,000	10,125
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		15,000	15,412
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		300,000	300,783
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		15,000	14,963
		Principal Amount ($)(a)	Value ($)

Mediacom Broadband LLC, 6.375%, 4/1/2023		10,000	9,950
Mediacom LLC, 9.125%, 8/15/2019		85,000	91,375
MGM Resorts International:
6.625%, 12/15/2021		40,000	41,250
6.75%, 10/1/2020 (b)		10,000	10,350
8.625%, 2/1/2019		105,000	118,650
Norcraft Companies LP, 10.5%, 12/15/2015		65,000	67,437
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		5,000	5,100
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	14,625
SACI Falabella, 144A, 3.75%, 4/30/2023		200,000	183,000
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		15,000	15,262
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		10,000	9,800
Starz LLC, 5.0%, 9/15/2019		10,000	9,925
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		15,000	14,250
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		15,000	16,425
			3,473,373
Consumer Staples 1.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	215,000
B&G Foods, Inc., 4.625%, 6/1/2021		15,000	14,325
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		15,000	15,713
ConAgra Foods, Inc., 3.25%, 9/15/2022		350,000	333,893
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		200,000	214,000
Del Monte Corp., 7.625%, 2/15/2019		25,000	25,687
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		125,000	119,531
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		115,000	120,462
Pilgrim's Pride Corp., 7.875%, 12/15/2018		115,000	122,475
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		25,000	25,188
7.125%, 4/15/2019		265,000	279,906
Smithfield Foods, Inc., 6.625%, 8/15/2022		35,000	37,625
Sun Products Corp., 144A, 7.75%, 3/15/2021		25,000	24,813
Tops Holding Corp., 144A, 8.875%, 12/15/2017		5,000	5,413
			1,554,031
Energy 4.4%
Access Midstream Partners LP, 4.875%, 5/15/2023		15,000	13,913
		Principal Amount ($)(a)	Value ($)

Berry Petroleum Co.:
6.375%, 9/15/2022		15,000	14,944
6.75%, 11/1/2020		15,000	15,525
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		15,000	15,300
Chaparral Energy, Inc., 7.625%, 11/15/2022		25,000	25,500
Chesapeake Energy Corp., 5.75%, 3/15/2023		10,000	10,125
Continental Resources, Inc.:
144A, 4.5%, 4/15/2023		5,000	4,863
5.0%, 9/15/2022		15,000	15,262
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		760,000	980,120
DCP Midstream Operating LP, 3.875%, 3/15/2023		250,000	234,471
Denbury Resources, Inc., 4.625%, 7/15/2023		35,000	32,287
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		25,000	25,437
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	183,000
Enterprise Products Operating LLC, 6.125%, 10/15/2039		460,000	511,557
EP Energy LLC, 7.75%, 9/1/2022		25,000	26,750
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		26,072	26,593
FMC Technologies, Inc., 3.45%, 10/1/2022		300,000	287,380
Halcon Resources Corp.:
8.875%, 5/15/2021		35,000	33,950
9.75%, 7/15/2020		15,000	14,963
KazMunayGas National Co. JSC, 144A, 5.75%, 4/30/2043		200,000	177,000
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021		15,000	14,625
Linn Energy LLC, 144A, 6.25%, 11/1/2019		150,000	142,875
MEG Energy Corp., 144A, 6.375%, 1/30/2023		45,000	43,650
Memorial Production Partners LP, 144A, 7.625%, 5/1/2021		25,000	24,625
Midstates Petroleum Co., Inc.:
144A, 9.25%, 6/1/2021		30,000	28,200
144A, 10.75%, 10/1/2020		15,000	15,075
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		75,000	76,875
6.875%, 1/15/2023		15,000	15,450
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021		95,000	95,950
Offshore Group Investment Ltd.:
144A, 7.125%, 4/1/2023		25,000	24,562
7.5%, 11/1/2019 (b)		40,000	41,700
ONEOK Partners LP, 6.15%, 10/1/2016		878,000	1,000,967
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		15,000	14,025
Plains Exploration & Production Co., 6.75%, 2/1/2022		5,000	5,299
Range Resources Corp., 5.0%, 3/15/2023		5,000	4,888
		Principal Amount ($)(a)	Value ($)

SandRidge Energy, Inc., 7.5%, 3/15/2021		55,000	52,525
Talos Production LLC, 144A, 9.75%, 2/15/2018		25,000	23,750
Tesoro Corp., 5.375%, 10/1/2022		10,000	10,125
Transocean, Inc., 3.8%, 10/15/2022		555,000	528,666
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		200,000	206,500
			5,019,272
Financials 15.2%
American International Group, Inc., 4.875%, 6/1/2022 (b)		400,000	426,370
American Tower Corp., (REIT), 3.5%, 1/31/2023		280,000	256,389
Atlantic Finance Ltd., (REIT), 144A, 10.75%, 5/27/2014		500,000	528,662
Bank of America Corp., 3.3%, 1/11/2023		800,000	756,118
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		1,090,000	1,069,562
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		200,000	216,000
CNA Financial Corp., 5.75%, 8/15/2021		500,000	562,759
CNH Capital LLC, 144A, 3.625%, 4/15/2018		15,000	14,288
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		525,000	502,043
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	525,000
E*TRADE Financial Corp.:
6.375%, 11/15/2019		40,000	40,600
6.75%, 6/1/2016		205,000	210,638
Ford Motor Credit Co., LLC, 3.0%, 6/12/2017		485,000	486,022
General Electric Capital Corp., 3.1%, 1/9/2023		1,000,000	944,666
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		100,000	89,188
Hartford Financial Services Group, Inc.:
4.3%, 4/15/2043		615,000	532,674
6.0%, 1/15/2019		117,000	131,894
ING Bank NV, 144A, 2.0%, 9/25/2015		1,310,000	1,321,109
International Lease Finance Corp.:
4.625%, 4/15/2021		25,000	23,000
6.25%, 5/15/2019		5,000	5,138
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		895,000	859,389
Jefferies Group LLC, 5.125%, 1/20/2023 (b)		300,000	297,687
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,100,000	1,154,080
Loews Corp., 2.625%, 5/15/2023		160,000	145,534
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	544,068
Mizuho Corporate Bank Ltd., 144A, 2.95%, 10/17/2022		500,000	458,549
		Principal Amount ($)(a)	Value ($)

Morgan Stanley:
3.75%, 2/25/2023 (b)		835,000	798,496
4.1%, 5/22/2023		85,000	78,533
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		155,000	158,100
Nordea Bank AB, 144A, 4.25%, 9/21/2022		555,000	547,549
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	380,000	343,651
PNC Bank NA, 6.875%, 4/1/2018		200,000	239,872
Principal Financial Group, Inc., 3.3%, 9/15/2022		605,000	587,715
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023 (b)		100,000	94,871
Skandinaviska Enskilda Banken AB, 144A, 1.375%, 5/29/2018 (b)		640,000	616,512
SLM Corp., 5.5%, 1/25/2023 (b)		630,000	599,889
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		880,000	988,788
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	235,000
			17,390,403
Health Care 1.4%
Agilent Technologies, Inc., 3.2%, 10/1/2022		300,000	278,110
Biomet, Inc.:
6.5%, 8/1/2020		25,000	25,766
6.5%, 10/1/2020 (b)		5,000	4,987
Community Health Systems, Inc., 7.125%, 7/15/2020		125,000	128,750
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.875%, 1/31/2022		10,000	10,525
HCA, Inc.:
6.5%, 2/15/2020		235,000	254,241
7.5%, 2/15/2022		190,000	210,425
IMS Health, Inc., 144A, 6.0%, 11/1/2020		15,000	15,262
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		265,000	253,138
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		110,000	104,787
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		10,000	10,250
Tenet Healthcare Corp.:
144A, 4.5%, 4/1/2021		5,000	4,663
6.25%, 11/1/2018		60,000	63,150
Zoetis, Inc., 144A, 3.25%, 2/1/2023		220,000	209,026
			1,573,080
Industrials 1.6%
Accuride Corp., 9.5%, 8/1/2018		5,000	5,088
Air Lease Corp., 4.75%, 3/1/2020		20,000	19,300
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		15,000	15,375
BE Aerospace, Inc., 6.875%, 10/1/2020		55,000	59,400
		Principal Amount ($)(a)	Value ($)

Belden, Inc., 144A, 5.5%, 9/1/2022		25,000	24,562
Bombardier, Inc., 144A, 5.75%, 3/15/2022		175,000	173,687
Clean Harbors, Inc., 5.125%, 6/1/2021		15,000	15,113
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	9,600
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	188,000
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		15,000	15,187
GenCorp, Inc., 144A, 7.125%, 3/15/2021		50,000	51,750
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		200,000	216,140
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	204,750
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		10,000	9,865
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		25,000	26,000
Meritor, Inc., 6.75%, 6/15/2021		10,000	9,550
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		15,000	15,525
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		5,000	5,363
Owens Corning, Inc., 4.2%, 12/15/2022		190,000	184,108
Ply Gem Industries, Inc., 9.375%, 4/15/2017		6,000	6,345
Total System Services, Inc., 3.75%, 6/1/2023		30,000	27,855
TransDigm, Inc.:
144A, 7.5%, 7/15/2021 (c)		20,000	20,450
7.75%, 12/15/2018		25,000	26,312
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		500,000	437,200
U.S. Airways Group, Inc., 6.125%, 6/1/2018		15,000	14,175
United Rentals North America, Inc.:
6.125%, 6/15/2023		5,000	4,975
7.625%, 4/15/2022		85,000	92,012
Watco Companies LLC, 144A, 6.375%, 4/1/2023		15,000	14,925
			1,892,612
Information Technology 2.0%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		15,000	15,450
CDW LLC, 8.5%, 4/1/2019		160,000	172,000
CyrusOne LP, 144A, 6.375%, 11/15/2022		5,000	5,125
Equinix, Inc.:
5.375%, 4/1/2023		45,000	44,100
7.0%, 7/15/2021		140,000	151,900
First Data Corp.:
144A, 6.75%, 11/1/2020		105,000	106,838
144A, 7.375%, 6/15/2019		190,000	195,225
144A, 10.625%, 6/15/2021		30,000	29,625
Fiserv, Inc., 3.5%, 10/1/2022		715,000	678,623
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		80,000	86,200
Hewlett-Packard Co., 3.3%, 12/9/2016		715,000	742,204
		Principal Amount ($)(a)	Value ($)

Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		15,000	15,900
7.625%, 6/15/2021		50,000	53,125
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		15,000	14,175
			2,310,490
Materials 3.6%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		750,000	708,358
ArcelorMittal, 6.125%, 6/1/2018		500,000	515,000
Axiall Corp., 144A, 4.875%, 5/15/2023		5,000	4,750
Barrick Gold Corp., 144A, 2.5%, 5/1/2018		170,000	152,555
Bluescope Steel Ltd., 144A, 7.125%, 5/1/2018		10,000	10,150
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		30,000	30,600
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		250,000	236,562
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		10,000	9,600
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		375,000	364,687
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		40,000	38,300
144A, 8.75%, 6/1/2020		25,000	25,563
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		790,000	717,602
GTL Trade Finance, Inc., 144A, 7.25%, 10/20/2017		200,000	216,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		75,000	74,813
8.875%, 2/1/2018		35,000	35,700
Huntsman International LLC:
4.875%, 11/15/2020 (b)		15,000	14,813
8.625%, 3/15/2021		70,000	76,825
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		5,000	4,225
Novelis, Inc., 8.75%, 12/15/2020		265,000	284,212
Polymer Group, Inc., 7.75%, 2/1/2019		65,000	67,600
PolyOne Corp., 144A, 5.25%, 3/15/2023		35,000	34,475
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	194,000
Sealed Air Corp., 144A, 5.25%, 4/1/2023		10,000	9,725
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		15,000	14,138
Votorantim Overseas IV, 144A, 7.75%, 6/24/2020		250,000	279,375
			4,119,628
Telecommunication Services 3.2%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	2,000,000	149,481
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	462,048
		Principal Amount ($)(a)	Value ($)

CenturyLink, Inc., Series V, 5.625%, 4/1/2020		5,000	5,050
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		210,000	215,775
8.75%, 3/15/2018		95,000	95,119
Cricket Communications, Inc., 7.75%, 10/15/2020		190,000	182,400
Digicel Ltd., 144A, 8.25%, 9/1/2017		295,000	306,800
Frontier Communications Corp.:
7.125%, 1/15/2023		110,000	109,450
7.625%, 4/15/2024		5,000	5,013
8.5%, 4/15/2020		280,000	308,700
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		35,000	32,900
144A, 6.625%, 12/15/2022		15,000	14,550
7.5%, 4/1/2021		265,000	278,250
Intelsat Luxembourg SA, 144A, 7.75%, 6/1/2021		45,000	45,450
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		80,000	83,200
Level 3 Financing, Inc., 7.0%, 6/1/2020		160,000	159,600
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		175,000	181,562
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	190,052
SBA Communications Corp., 144A, 5.625%, 10/1/2019		15,000	14,850
Sprint Nextel Corp.:
6.0%, 11/15/2022		25,000	24,500
8.375%, 8/15/2017		60,000	67,350
Telefonica Emisiones SAU, 4.57%, 4/27/2023		170,000	162,741
Telemar Norte Leste SA, 144A, 5.5%, 10/23/2020		200,000	186,000
tw telecom holdings, Inc., 5.375%, 10/1/2022		15,000	14,888
Windstream Corp.:
6.375%, 8/1/2023		15,000	14,025
7.5%, 6/1/2022		10,000	10,200
7.5%, 4/1/2023		5,000	5,075
7.75%, 10/15/2020 (b)		330,000	341,550
7.75%, 10/1/2021		20,000	20,700
			3,687,279
Utilities 1.9%
AES Corp., 8.0%, 10/15/2017		20,000	22,500
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		410,000	381,667
Calpine Corp.:
144A, 7.5%, 2/15/2021		205,000	218,837
144A, 7.875%, 7/31/2020		10,000	10,850
DTE Energy Co., 7.625%, 5/15/2014		300,000	317,791
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	382,400
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	110,750
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		200,000	188,000
		Principal Amount ($)(a)	Value ($)

PPL Energy Supply LLC, 4.6%, 12/15/2021		500,000	508,812
			2,141,607
Total Corporate Bonds (Cost $43,989,222)			43,161,775

Mortgage-Backed Securities Pass-Throughs 36.2%
Federal Home Loan Mortgage Corp.:
3.5%, 4/1/2042		8,084,982	8,207,204
4.0%, 8/1/2039		851,484	890,898
5.5%, with various maturities from 10/1/2023 until 8/1/2024		136,868	148,382
6.5%, 3/1/2026		381,794	424,209
Federal National Mortgage Association:
2.627%*, 8/1/2037		231,251	246,263
3.0%, 9/1/2042 (c)		4,500,000	4,400,156
3.5%, 1/1/2042 (c)		10,000,000	10,156,250
4.0%, 9/1/2040		682,590	713,547
4.5%, 10/1/2033		156,524	165,909
5.0%, with various maturities from 2/1/2021 until 8/1/2040		2,206,088	2,392,850
5.004%*, 9/1/2038		109,748	115,526
5.5%, with various maturities from 12/1/2032 until 4/1/2037		1,288,463	1,398,486
6.0%, with various maturities from 4/1/2024 until 3/1/2025		741,809	816,927
6.5%, with various maturities from 3/1/2017 until 12/1/2037		897,093	999,531
8.0%, 9/1/2015		6,286	6,584
Government National Mortgage Association, 3.5%, 4/1/2042 (c)		10,000,000	10,267,188
Total Mortgage-Backed Securities Pass-Throughs (Cost $41,638,038)			41,349,910

Asset-Backed 1.6%
Credit Card Receivables
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.943%*, 8/15/2018 (Cost $1,842,012)		1,750,000	1,797,185

Commercial Mortgage-Backed Securities 7.3%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.493%*, 11/15/2015		1,698,067	1,699,385
Banc of America Merrill Lynch Commercial Mortgage, Inc., "A2", Series 2007-2, 5.634%*, 4/10/2049		33,112	33,479
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.905%*, 6/11/2040		240,000	271,099
		Principal Amount ($)(a)	Value ($)

Commercial Mortgage Trust, "A4", Series 2007-GG9, 5.444%, 3/10/2039		1,750,000	1,934,331
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.193%*, 3/15/2018		125,000	125,650
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		230,000	222,646
"A4", Series 2007-C1, 5.716%, 2/15/2051		960,000	1,072,087
"F", Series 2007-LD11, 6.003%*, 6/15/2049		650,000	65,096
"G", Series 2007-LD11, 144A, 6.003%*, 6/15/2049		760,000	60,829
"H", Series 2007-LD11, 144A, 6.003%*, 6/15/2049		460,000	32,207
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,315,000	1,456,263
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.038%*, 6/12/2050		1,238,421	1,316,391
Wachovia Bank Commercial Mortgage Trust, "H", Series 2007-C32, 144A, 5.937%*, 6/15/2049		770,000	57,750
Total Commercial Mortgage-Backed Securities (Cost $10,247,348)			8,347,213

Collateralized Mortgage Obligations 5.3%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		452,297	401,552
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		135,636	92,983
Federal Home Loan Mortgage Corp.:
"PE", Series 2898, 5.0%, 5/15/2033		118,787	121,341
"JS", Series 3572, Interest Only, 6.608%*, 9/15/2039		887,444	137,524
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033		263,761	271,299
"EG", Series 2005-22, 5.0%, 11/25/2033		441,461	455,793
"TC", Series 2007-77, 5.5%, 9/25/2034		102,155	103,035
"SI", Series 2007-23, Interest Only, 6.577%*, 3/25/2037		380,087	67,217
Government National Mortgage Association:
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		4,527,220	487,807
		Principal Amount ($)(a)	Value ($)

"PL", Series 2013-19, 2.5%, 2/20/2043		684,500	583,950
"HX", Series 2012-91, 3.0%, 9/20/2040		421,863	433,682
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		1,757,013	236,565
"PD", Series 2011-25, 4.5%, 10/16/2039		1,000,000	1,065,524
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,980,628	322,770
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		4,595,433	649,898
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		1,623,518	105,356
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		287,480	46,127
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		567,912	92,510
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		235,121	43,374
"AI", Series 2007-38, Interest Only, 6.268%*, 6/16/2037		144,427	19,582
"D", Series 1996-7, 7.5%, 5/16/2026		133,058	153,493
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020		170,534	173,911
"8A1", Series 2004-3, 7.0%, 4/25/2034		9,469	9,554
Total Collateralized Mortgage Obligations (Cost $6,140,899)			6,074,847

Government & Agency Obligations 22.4%
Other Government Related (d) 1.7%
KFW, 1.875%, 6/13/2018	CAD	965,000	898,036
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	1,230,000	1,075,508
			1,973,544
Sovereign Bonds 2.1%
Government of Japan, Series 144, 1.5%, 3/20/2033	JPY	108,000,000	1,054,148
Republic of Belarus, REG S, 8.75%, 8/3/2015		500,000	501,250
Republic of El Salvador, REG S, 8.25%, 4/10/2032		40,000	41,700
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	3,400,000	106,717
Series 6207, 8.15%, 2/3/2027	RUB	10,200,000	318,825
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	2,700,000	230,284
Series M 20, 8.5%, 5/31/2029	MXN	1,350,000	124,188
			2,377,112
		Principal Amount ($)(a)	Value ($)

U.S. Government Sponsored Agencies 0.8%
Federal Home Loan Mortgage Corp., 2.375%, 1/13/2022		350,000	338,701
Federal National Mortgage Association, 0.875%, 5/21/2018 (b)		630,000	610,044
			948,745
U.S. Treasury Obligations 17.8%
U.S. Treasury Bill, 0.1%**, 9/5/2013 (e)		433,000	432,984
U.S. Treasury Bond, 3.75%, 8/15/2041		2,500,000	2,639,452
U.S. Treasury Notes:
0.75%, 6/15/2014 (f)		2,500,000	2,513,183
1.0%, 8/31/2016		14,650,000	14,763,303
			20,348,922
Total Government & Agency Obligations (Cost $26,147,336)			25,648,323
Loan Participations and Assignments 1.7%
Sovereign Loans
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	228,963
Gazprom OAO, 144A, 9.25%, 4/23/2019		100,000	120,500
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	249,375
Russian Railways, 5.739%, 4/3/2017		400,000	424,000
Uralkali OJSC, 144A, 3.723%, 4/30/2018 (b)		200,000	192,250
Vimpel Communications, 144A, 9.125%, 4/30/2018		200,000	227,500
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		500,000	520,000
Total Loan Participations and Assignments (Cost $2,018,178)			1,962,588

Municipal Bonds and Notes 5.1%
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	724,233
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,715,001	1,781,234
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC		320,000	322,640
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013, INS: AGC		860,000	873,949
New Jersey, State Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC		585,000	619,802
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	1,013,598
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC		160,000	160,304
		Principal Amount ($)(a)	Value ($)

Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	303,236
Total Municipal Bonds and Notes (Cost $5,503,791)			5,798,996

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $14,594)	15	14,258

	Contracts	Value ($)

Call Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 8/23/2013, Strike Price $132.5 (Cost $12,062)	24	1,125

	Shares	Value ($)

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 0.10% (g) (h) (Cost $5,169,839)	5,169,839	5,169,839

Cash Equivalents 3.3%
Central Cash Management Fund, 0.07% (g) (Cost $3,794,189)	3,794,189	3,794,189

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $146,517,508)†	125.1	143,120,248
Other Assets and Liabilities, Net	(25.1)	(28,716,565)
Net Assets	100.0	114,403,683

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $146,517,508. At June 30, 2013, net unrealized depreciation for all securities based on tax cost was $3,397,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,941,548 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,338,808.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $5,013,650, which is 4.4% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At June 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	9/19/2013	5	624,750	(25,222)
10 Year U.S. Treasury Note	USD	9/19/2013	200	25,312,500	(757,152)
Federal Republic of Germany Euro-Bund	EUR	9/6/2013	5	921,047	(18,167)
Total unrealized depreciation					(800,541)

At June 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	9/19/2013	5	736,563	(12,288)

At June 30, 2013, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
Put Options 10 Year U.S. Treasury Note Future	24	8/23/2013	130.0	19,438	(87,000)

(i) Unrealized depreciation on written options on exchange-traded futures contracts at June 30, 2013 was $67,562.

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Received Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	2,000,000	1	5/9/2014	14,750	(55,362)
Put Options Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	2,000,000	2	3/27/2014	27,300	(6,382)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	2,000,000	3	3/18/2014	28,800	(7,250)
Pay Fixed — 2.064% - Receive Floating — LIBOR	5/13/2014 5/13/2044	2,000,000	1	5/9/2014	14,750	(2,218)
Total Put Options					70,850	(15,850)
Total					85,600	(71,212)

(j) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2013 was $14,388.

At June 30, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	50,000	4	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	6,217	3,324	2,893

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At June 30, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
5/1/2014 5/1/2016	25,000,000	5	Fixed — 0.528%	Floating — LIBOR	198,959	—	198,959
5/1/2014 5/1/2034	3,000,000	3	Floating — LIBOR	Fixed — 2.791%	(319,977)	7,242	(327,219)
5/1/2014 5/1/2019	15,000,000	6	Fixed — 1.233%	Floating — LIBOR	610,937	(9,229)	620,166
5/1/2014 5/1/2024	12,000,000	2	Fixed — 2.156%	Floating — LIBOR	934,208	(2,033)	936,241
5/1/2014 5/1/2044	1,500,000	2	Floating — LIBOR	Fixed — 2.922%	(185,027)	2,487	(187,514)
Total net unrealized appreciation							1,240,633

Counterparties:

1 Nomura International PLC

2 Barclays Bank PLC

3 JPMorgan Chase Securities, Inc.

4 UBS AG

5 BNP Paribas

6 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

At June 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
NOK	10,730,174	EUR	1,400,000	7/5/2013	56,184	Citigroup, Inc.
AUD	600,000	USD	625,106	7/5/2013	76,584	Nomura International PLC
USD	9,507	NOK	57,957	7/5/2013	32	Citigroup, Inc.
GBP	900,000	USD	1,373,765	7/5/2013	4,959	JPMorgan Chase Securities, Inc.
JPY	90,000,000	USD	926,117	7/10/2013	18,642	Nomura International PLC
EUR	700,000	USD	927,199	7/11/2013	16,003	JPMorgan Chase Securities, Inc.
GBP	600,000	USD	933,057	7/11/2013	20,558	BNP Paribas
SGD	1,800,000	USD	1,446,729	7/11/2013	26,578	JPMorgan Chase Securities, Inc.
EUR	700,000	USD	928,794	7/11/2013	17,598	Barclays Bank PLC
AUD	1,500,000	NZD	1,790,160	7/12/2013	15,476	Citigroup, Inc.
CZK	17,200,000	USD	883,048	7/12/2013	22,389	Bank of America
CZK	17,100,000	USD	885,293	7/12/2013	29,638	BNP Paribas
USD	887,544	ZAR	8,800,000	7/15/2013	683	Barclays Bank PLC
NZD	1,100,000	USD	876,664	7/15/2013	25,166	Citigroup, Inc.
JPY	60,000,000	USD	605,152	7/16/2013	154	Nomura International PLC
JPY	60,000,000	USD	613,907	7/16/2013	8,909	Bank of America
EUR	900,000	USD	1,199,080	7/17/2013	27,514	Nomura International PLC
GBP	800,000	USD	1,253,747	7/17/2013	37,133	JPMorgan Chase Securities, Inc.
JPY	90,000,000	USD	913,300	7/24/2013	5,776	Barclays Bank PLC
USD	583,686	ZAR	6,000,000	7/25/2013	21,015	Barclays Bank PLC
USD	819,656	AUD	900,000	7/26/2013	1,816	JPMorgan Chase Securities, Inc.
CAD	900,000	USD	855,608	7/26/2013	394	Nomura International PLC
AUD	900,000	USD	831,535	7/26/2013	10,062	BNP Paribas
CAD	1,100,000	USD	1,076,818	7/31/2013	31,658	JPMorgan Chase Securities, Inc.
AUD	1,243,690	USD	1,207,630	7/31/2013	72,801	JPMorgan Chase Securities, Inc.
CAD	759,475	USD	735,820	7/31/2013	14,208	Nomura International PLC
JPY	30,000,000	USD	307,148	8/1/2013	4,631	Nomura International PLC
USD	1,107,823	JPY	110,000,000	8/2/2013	1,409	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					567,970

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	627,750	AUD	600,000	7/5/2013	(79,228)	Barclays Bank PLC
USD	909,592	JPY	90,000,000	7/5/2013	(2,133)	Nomura International PLC
USD	1,401,422	GBP	900,000	7/5/2013	(32,615)	BNP Paribas
JPY	90,000,000	USD	898,307	7/5/2013	(9,152)	Nomura International PLC
EUR	1,400,000	NOK	10,672,217	7/5/2013	(65,724)	UBS AG
USD	931,055	JPY	90,000,000	7/10/2013	(23,580)	Barclays Bank PLC
USD	933,264	GBP	600,000	7/11/2013	(20,765)	Barclays Bank PLC
USD	1,431,725	SGD	1,800,000	7/11/2013	(11,573)	Nomura International PLC
USD	1,863,428	EUR	1,400,000	7/11/2013	(41,037)	Barclays Bank PLC
NZD	1,084,052	AUD	900,000	7/12/2013	(16,994)	Nomura International PLC
NZD	717,352	AUD	600,000	7/12/2013	(7,188)	BNP Paribas
USD	1,789,151	CZK	34,300,000	7/12/2013	(72,838)	Barclays Bank PLC
USD	8,711	NZD	11,244	7/12/2013	(5)	Barclays Bank PLC
USD	586,735	INR	34,500,000	7/15/2013	(7,779)	Citigroup, Inc.
USD	884,879	NZD	1,100,000	7/15/2013	(33,381)	JPMorgan Chase Securities, Inc.
ZAR	8,800,000	USD	877,679	7/15/2013	(10,548)	UBS AG
INR	34,500,000	USD	566,689	7/15/2013	(12,268)	Citigroup, Inc.
USD	1,210,388	JPY	120,000,000	7/16/2013	(393)	Nomura International PLC
USD	1,258,000	GBP	800,000	7/17/2013	(41,385)	UBS AG
USD	1,190,076	EUR	900,000	7/17/2013	(18,510)	Nomura International PLC
USD	881,152	ZAR	8,700,000	7/19/2013	(3,545)	JPMorgan Chase Securities, Inc.
ZAR	8,700,000	USD	871,606	7/19/2013	(6,000)	JPMorgan Chase Securities, Inc.
NOK	5,557,509	EUR	700,000	7/24/2013	(2,899)	BNP Paribas
USD	921,003	JPY	90,000,000	7/24/2013	(13,479)	Nomura International PLC
ZAR	6,000,000	USD	592,826	7/25/2013	(11,875)	Citigroup, Inc.
TWD	25,900,000	USD	861,610	7/29/2013	(2,754)	JPMorgan Chase Securities, Inc.
JPY	108,517,971	USD	1,092,583	7/31/2013	(1,694)	Nomura International PLC
USD	302,877	JPY	30,000,000	8/1/2013	(360)	UBS AG
ZAR	8,800,000	USD	879,903	8/1/2013	(6,194)	Citigroup, Inc.
USD	888,234	ZAR	8,800,000	8/1/2013	(2,137)	Citigroup, Inc.
USD	2,057,685	MXN	26,600,000	8/19/2013	(14,121)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(572,154)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CZK Czech Koruna
EUR Euro
GBP Great British Pound
INR Indian Rupee
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
TWD Taiwan Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, written options, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$43,161,775	$—	$43,161,775
Mortgage-Backed Securities Pass-Throughs	—	41,349,910	—	41,349,910
Asset-Backed	—	1,797,185	—	1,797,185
Commercial Mortgage-Backed Securities	—	8,347,213	—	8,347,213
Collateralized Mortgage Obligations	—	6,074,847	—	6,074,847
Government & Agency Obligations	—	25,648,323	—	25,648,323
Loan Participations and Assignments	—	1,962,588	—	1,962,588
Municipal Bonds and Notes	—	5,798,996	—	5,798,996
Preferred Stock	—	14,258	—	14,258
Short-Term Investments (m)	8,964,028	—	—	8,964,028
Derivatives (n)
Purchased Options	1,125	—	—	1,125
Credit Default Swap Contracts	—	2,893	—	2,893
Interest Rate Swap Contracts	—	1,755,366	—	1,755,366
Forward Foreign Currency Exchange Contracts	—	567,970	—	567,970
Total	$8,965,153	$136,481,324	$—	$145,446,477
Liabilities
Derivatives (n)
Written Options	$(87,000)	$(71,212)	$—	$(158,212)
Futures Contracts	(812,829)	—	—	(812,829)
Interest Rate Swap Contracts	—	(514,733)	—	(514,733)
Forward Foreign Currency Exchange Contracts	—	(572,154)	—	(572,154)
Total	$(899,829)	$(1,158,099)	$—	$(2,057,928)

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $137,553,480) — including $5,013,650 of securities loaned	$134,156,220
Investment in Daily Assets Fund Institutional (cost $5,169,839)*	5,169,839
Investment in Central Cash Management Fund (cost $3,794,189)	3,794,189
Total investments, at value (cost $146,517,508)	143,120,248
Cash	26,847
Foreign currency, at value (cost $306,763)	287,604
Deposit from broker for swap contracts	360,000
Receivable for investments sold	469,785
Receivable for investments sold — when-issued securities	9,748,385
Receivable for Fund shares sold	18,962
Interest receivable	1,073,757
Unrealized appreciation on swap contracts	1,758,259
Unrealized appreciation on forward foreign currency exchange contracts	567,970
Upfront payments paid on swap contracts	13,053
Foreign taxes recoverable	1,037
Other assets	3,227
Total assets	157,449,134
Liabilities
Payable upon return of securities loaned	5,169,839
Payable for investments purchased	791,457
Payable for investments purchased — when-issued securities	35,044,148
Payable for Fund shares redeemed	199,317
Payable for variation margin on swap contracts	10,905
Payable upon return of deposit for swap contracts	360,000
Options written, at value (premiums received $105,038)	158,212
Net payable for pending swap contracts	117,418
Unrealized depreciation on swap contracts	514,733
Unrealized depreciation on forward foreign currency exchange contracts	572,154
Upfront payments received on swap contracts	11,262
Accrued management fee	27,785
Accrued Trustees' fees	2,628
Other accrued expenses and payables	65,593
Total liabilities	43,045,451
Net assets, at value	$114,403,683
Net Assets Consist of
Undistributed net investment income	1,748,525
Net unrealized appreciation (depreciation) on: Investments	(3,397,260)
Swap contracts	1,243,526
Futures	(812,829)
Foreign currency	(25,189)
Written options	(53,174)
Accumulated net realized gain (loss)	(78,985,968)
Paid-in capital	194,686,052
Net assets, at value	$114,403,683
Class A Net Asset Value, offering and redemption price per share ($114,403,683 ÷ 20,965,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.46

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $461)	$2,440,439
Income distributions — Central Cash Management Fund	4,569
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,097
Total income	2,453,105
Expenses: Management fee	292,354
Administration fee	74,963
Services to shareholders	1,364
Custodian fee	19,001
Professional fees	31,007
Reports to shareholders	22,799
Trustees' fees and expenses	5,767
Other	7,925
Total expenses before expense reductions	455,180
Expense reductions	(41,295)
Total expenses after expense reductions	413,885
Net investment income	2,039,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,394,124
Swap contracts	147,781
Futures	(591,550)
Written options	84,004
Foreign currency	(407,612)
626,747
Change in net unrealized appreciation (depreciation) on: Investments	(7,689,538)
Swap contracts	1,031,726
Futures	(820,154)
Written options	(129,178)
Foreign currency	1,391
(7,605,753)
Net gain (loss)	(6,979,006)
Net increase (decrease) in net assets resulting from operations	$(4,939,786)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$2,039,220	$4,611,965
Net realized gain (loss)	626,747	7,673,239
Change in net unrealized appreciation (depreciation)	(7,605,753)	(104,078)
Net increase (decrease) in net assets resulting from operations	(4,939,786)	12,181,126
Distributions to shareholders from: Net investment income: Class A	(4,386,055)	(4,882,203)
Fund share transactions: Class A Proceeds from shares sold	2,823,300	33,310,645
Net assets acquired in tax-free reorganization*	—	78,348,206
Reinvestment of distributions	4,386,055	4,882,203
Payments for shares redeemed	(73,726,792)	(45,528,835)
Net increase (decrease) in net assets from Class A share transactions	(66,517,437)	71,012,219
Increase (decrease) in net assets	(75,843,278)	78,311,142
Net assets at beginning of period	190,246,961	111,935,819
Net assets at end of period (including undistributed net investment income of $1,748,525 and $4,095,360, respectively)	$114,403,683	$190,246,961
Other Information
Class A Shares outstanding at beginning of period	32,324,964	19,571,536
Shares sold	487,650	5,773,870
Shares issued in tax-free reorganization*	—	13,990,523
Shares issued to shareholders in reinvestment of distributions	768,136	873,382
Shares redeemed	(12,615,650)	(7,884,347)
Net increase (decrease) in Class A shares	(11,359,864)	12,753,428
Shares outstanding at end of period	20,965,100	32,324,964

* On April 30, 2012, DWS Core Fixed Income VIP was acquired by the Fund through a tax-free reorganization (see Note H).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$5.89		$5.72	$5.66	$5.54	$5.50	$6.98
Income (loss) from investment operations: Net investment incomea	.08		.16	.22	.19	.25	.37
Net realized and unrealized gain (loss)	(.30)		.27	.09	.18	.26	(1.48)
Total from investment operations	(.22)		.43	.31	.37	.51	(1.11)
Less distributions from: Net investment income	(.21)		(.26)	(.25)	(.25)	(.47)	(.37)
Net asset value, end of period	$5.46		$5.89	$5.72	$5.66	$5.54	$5.50
Total Return (%)	(3.91	)b**	7.77	5.68	6.79	10.07	(16.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114		190	112	155	159	155
Ratio of expenses before expense reductions (%)	.61	*	.58	.62	.59	.59	.59
Ratio of expenses after expense reductions (%)	.55	*	.58	.62	.59	.59	.59
Ratio of net investment income (%)	2.72	*	2.81	3.86	3.42	4.68	5.76
Portfolio turnover rate (%)	181	**	115	219	357	284	196
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Bond VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $5,013,650. The value of the related collateral, $5,169,839, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $79,389,000, including $45,070,000 inherited from its merger with DWS Core Fixed Income VIP in fiscal year 2012, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($45,070,000) and December 31, 2017 ($34,319,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $8,763,000 to $26,858,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $6,995,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2013, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in written options contracts had a total value generally indicative of a range from approximately $26,000 to $158,000, and purchased option contracts had a total value generally indicative of a range from approximately $1,000 to $15,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended June 30, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics and hedge the risk of default on Fund securities.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $50,000 to $2,750,000.

Interest Rate Swap Contracts. For the six months ended June 30, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $27,500,000 to $56,500,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward currency contracts. For the six months ended June 30, 2013, the Fund invested in forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2013, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $8,954,000 to $26,047,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $5,889,000 to $23,485,000.

The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $7,457,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$1,125	$—	$1,755,366	$1,756,491
Credit Contracts (a)	—	—	2,893	2,893
Foreign Exchange Contracts (b)	—	567,970	—	567,970
	$1,125	$567,970	$1,758,259	$2,327,354

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(158,212)	$—	$(514,733)	$(812,829)	$(1,485,774)
Foreign Exchange Contracts (c)	—	(572,154)	—	—	(572,154)
	$(158,212)	$(572,154)	$(514,733)	$(812,829)	$(2,057,928)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(932)	$84,004	$—	$142,459	$(591,550)	$(366,019)
Credit Contracts (b)	—	—	—	5,322	—	5,322
Foreign Exchange Contracts (c)	—	—	(368,630)	—	—	(368,630)
	$(932)	$84,004	$(368,630)	$147,781	$(591,550)	$(729,327)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from swap contracts

(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(10,435)	$(129,178)	$—	$1,123,214	$(820,154)	$163,447
Credit Contracts (b)	—	—	—	(91,488)	—	(91,488)
Foreign Exchange Contracts (c)	—	—	14,725	—	—	14,725
	$(10,435)	$(129,178)	$14,725	$1,031,726	$(820,154)	$86,684

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively.

(b) Change in net unrealized appreciation (depreciation) on swap contracts

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Collateral Received (c)	Net Amount of Derivative Assets
Bank of America	$31,298	$—	$—	$—	$31,298
Barclays Bank PLC	981,313	(431,349)	—	—	549,964
BNP Paribas	259,217	(42,702)	—	—	216,515
Citigroup, Inc.	717,024	(40,253)	—	(360,000)	316,771
JPMorgan Chase Securities, Inc.	192,357	(192,357)	—	—	—
Nomura International PLC	142,127	(131,508)	—	—	10,619
UBS AG	2,893	(2,893)	—	—	—
Exchange Traded Options and Futures (b)	1,125	—	—	—	1,125
	$2,327,354	$(841,062)	$—	$(360,000)	$1,126,292
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (c)	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$431,349	$(431,349)	$—	$—	$—
BNP Paribas	42,702	(42,702)	—	—	—
Citigroup, Inc.	40,253	(40,253)	—	—	—
JPMorgan Chase Securities, Inc.	394,270	(192,357)	(201,913)	—	—
Nomura International PLC	131,508	(131,508)	—	—	—
UBS AG	118,017	(2,893)	—	—	115,124
Exchange Traded Options and Futures (b)	899,829	—	—	—	899,829
	$2,057,928	$(841,062)	$(201,913)	$—	$1,014,953

(a) Forward foreign currency exchange contracts, swap contracts and over-the-counter purchased options and written options are netted.

(b) Includes financial instruments (purchased options or futures) which are not subject to a master netting arrangement, or another similar arrangement.

(c) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $305,750,538 and $352,606,609, respectively. Purchases and sales of U.S. Treasury obligations aggregated $2,516,317 and $18,412,911, respectively.

For the six months ended June 30, 2013, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	5,700,015	$102,441
Options written	8,000,024	105,038
Options closed	(5,700,000)	(96,615)
Options expired	(15)	(5,826)
Outstanding, end of period	8,000,024	$105,038

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $40,987, and the amount charged aggregated $251,367, which was equivalent to an annualized effective rate of 0.34% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.55%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $74,963, of which $9,608 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC aggregated $308, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,459, of which $6,983 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $900.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 35%, 25% and 13%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

H. Acquisition of Assets

On April 30, 2012, the Fund acquired all of the net assets of DWS Core Fixed Income VIP pursuant to a plan of reorganization approved by the Board of Trustees on November 18, 2011. The acquisition was accomplished by a tax-free exchange of 8,800,059 Class A shares of DWS Core Fixed Income VIP for 13,990,523 Class A shares of the Fund outstanding on April 30, 2012. DWS Core Fixed Income VIP's net assets at that date, $78,348,206, including $2,794,520 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $109,635,421. The combined net assets of the Fund immediately following the acquisition were $187,983,627.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$960.90
Expenses Paid per $1,000*	$2.67
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,022.07
Expenses Paid per $1,000*	$2.76

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series I — DWS Bond VIP	.55%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1bond-3 (R-028373-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Capital Growth VIP

Contents

3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
14 Notes to Financial Statements
18 Information About Your Fund's Expenses
19 Proxy Voting
20 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.50% and 0.83% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,033	$11,558	$15,509	$12,902	$19,767
	Average annual total return	10.33%	15.58%	15.75%	5.23%	7.05%
Russell 1000 Growth Index	Growth of $10,000	$11,180	$11,707	$16,715	$14,338	$20,416
	Average annual total return	11.80%	17.07%	18.68%	7.47%	7.40%
DWS Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,019	$11,523	$15,362	$12,696	$19,098
	Average annual total return	10.19%	15.23%	15.38%	4.89%	6.68%
Russell 1000 Growth Index	Growth of $10,000	$11,180	$11,707	$16,715	$14,338	$20,416
	Average annual total return	11.80%	17.07%	18.68%	7.47%	7.40%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/13	12/31/12

Information Technology	26%	32%
Consumer Discretionary	19%	16%
Health Care	15%	13%
Industrials	13%	13%
Consumer Staples	12%	13%
Financials	5%	5%
Energy	5%	5%
Materials	4%	3%
Telecommunication Services	1%	—
Utilities	0%	0%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 19.5%
Auto Components 0.8%
BorgWarner, Inc.* (a)	67,529	5,817,623
Hotels, Restaurants & Leisure 3.3%
Brinker International, Inc. (a)	145,313	5,729,692
Las Vegas Sands Corp.	147,340	7,798,706
Norwegian Cruise Line Holdings Ltd.* (a)	63,092	1,912,319
Starwood Hotels & Resorts Worldwide, Inc. (a)	140,028	8,848,369
		24,289,086
Household Durables 0.0%
Taylor Morrison Home Corp. "A"* (a)	4,650	113,367
Internet & Catalog Retail 1.5%
Amazon.com, Inc.*	40,690	11,299,206
Media 3.4%
Comcast Corp. "A"	348,980	14,615,282
News Corp. "A"	327,415	10,673,729
		25,289,011
Multiline Retail 1.1%
Dollar General Corp.*	163,296	8,235,017
Specialty Retail 5.3%
Dick's Sporting Goods, Inc. (a)	193,194	9,671,292
GNC Holdings, Inc. "A" (a)	98,889	4,371,883
Home Depot, Inc.	186,589	14,455,050
L Brands, Inc. (a)	213,613	10,520,440
		39,018,665
Textiles, Apparel & Luxury Goods 4.1%
NIKE, Inc. "B"	349,769	22,273,290
VF Corp. (a)	42,135	8,134,583
		30,407,873
Consumer Staples 12.2%
Beverages 3.7%
Beam, Inc.	152,794	9,642,829
PepsiCo, Inc.	214,302	17,527,761
		27,170,590
Food & Staples Retailing 4.4%
Costco Wholesale Corp.	133,314	14,740,529
Whole Foods Market, Inc. (a)	342,500	17,631,900
		32,372,429
Food Products 4.1%
Hillshire Brands Co.	282,957	9,360,217
Kraft Foods Group, Inc.	117,403	6,559,306
Mead Johnson Nutrition Co.	86,951	6,889,128
Mondelez International, Inc. "A"	276,682	7,893,737
		30,702,388
Energy 4.8%
Energy Equipment & Services 2.5%
Cameron International Corp.*	97,224	5,946,220
Schlumberger Ltd.	175,383	12,567,946
		18,514,166
	Shares	Value ($)

Oil, Gas & Consumable Fuels 2.3%
Anadarko Petroleum Corp.	103,655	8,907,074
Concho Resources, Inc.*	46,999	3,934,756
Pioneer Natural Resources Co.	27,661	4,003,930
		16,845,760
Financials 5.3%
Capital Markets 3.0%
Affiliated Managers Group, Inc.* (a)	82,215	13,478,327
Ameriprise Financial, Inc.	67,147	5,430,850
Charles Schwab Corp.	137,127	2,911,206
		21,820,383
Consumer Finance 1.3%
Discover Financial Services	208,339	9,925,270
Real Estate Investment Trusts 0.9%
American Tower Corp. (REIT)	89,066	6,516,959
Real Estate Management & Development 0.1%
Realogy Holdings Corp.*	16,893	811,540
Health Care 14.4%
Biotechnology 7.7%
Celgene Corp.*	183,949	21,505,478
Cepheid, Inc.* (a)	155,369	5,347,801
Gilead Sciences, Inc.* (a)	432,697	22,158,413
Medivation, Inc.* (a)	162,921	8,015,713
		57,027,405
Health Care Equipment & Supplies 1.6%
CareFusion Corp.*	211,364	7,788,764
St. Jude Medical, Inc.	96,067	4,383,537
		12,172,301
Health Care Providers & Services 3.8%
Express Scripts Holding Co.*	276,663	17,067,340
McKesson Corp.	97,284	11,139,018
		28,206,358
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc. (a)	113,595	9,613,545
Industrials 12.5%
Aerospace & Defense 2.1%
Boeing Co.	74,437	7,625,326
TransDigm Group, Inc.	51,056	8,004,049
		15,629,375
Commercial Services & Supplies 0.9%
Stericycle, Inc.* (a)	57,396	6,338,240
Electrical Equipment 3.4%
AMETEK, Inc. (a)	276,403	11,691,847
Regal-Beloit Corp.	51,146	3,316,307
Roper Industries, Inc. (a)	82,510	10,249,392
		25,257,546
Industrial Conglomerates 1.2%
General Electric Co.	378,408	8,775,282
Machinery 3.7%
Dover Corp. (a)	115,280	8,952,645
Parker Hannifin Corp. (a)	139,888	13,345,315
SPX Corp. (a)	73,208	5,269,512
		27,567,472
	Shares	Value ($)

Road & Rail 1.2%
Norfolk Southern Corp.	127,134	9,236,285
Information Technology 25.6%
Communications Equipment 2.4%
QUALCOMM, Inc.	290,287	17,730,730
Computers & Peripherals 5.8%
Apple, Inc.	74,673	29,576,482
EMC Corp. (a)	535,358	12,645,156
Stratasys Ltd.*	7,070	592,042
		42,813,680
Internet Software & Services 4.8%
eBay, Inc.*	132,187	6,836,711
Google, Inc. "A"*	33,264	29,284,628
		36,121,339
IT Services 5.6%
Accenture PLC "A" (a)	161,668	11,633,629
International Business Machines Corp.	61,141	11,684,657
Visa, Inc. "A" (a)	101,366	18,524,636
		41,842,922
Semiconductors & Semiconductor Equipment 0.5%
Broadcom Corp. "A" (a)	104,049	3,512,694
Software 6.5%
Check Point Software Technologies Ltd.* (a)	106,080	5,270,054
Citrix Systems, Inc.*	110,348	6,657,295
Microsoft Corp.	301,483	10,410,208
Oracle Corp.	730,565	22,442,957
Solera Holdings, Inc.	60,132	3,346,346
		48,126,860
	Shares	Value ($)

Materials 4.0%
Chemicals
Ecolab, Inc. (a)	133,604	11,381,725
LyondellBasell Industries NV "A"	89,527	5,932,059
Monsanto Co.	127,755	12,622,194
		29,935,978
Telecommunication Services 0.5%
Wireless Telecommunication Services
Crown Castle International Corp.*	54,177	3,921,873
Utilities 0.3%
Water Utilities
American Water Works Co., Inc.	60,792	2,506,454
Total Common Stocks (Cost $470,849,603)		735,485,672

Securities Lending Collateral 16.6%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $123,356,477)	123,356,477	123,356,477

Cash Equivalents 0.9%
Central Cash Management Fund, 0.07% (b) (Cost $6,524,732)	6,524,732	6,524,732

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $600,730,812)†	116.6	865,366,881
Other Assets and Liabilities, Net (a)	(16.6)	(123,405,791)
Net Assets	100.0	741,961,090

* Non-income producing security.

† The cost for federal income tax purposes was $603,069,362. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $262,297,519. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $268,631,694 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,334,175.

(a) All or a portion of these securities were on loan. In addition, included in other assets and liabilities, net are pending sales, that are also on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $119,269,494, which is 16.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$735,485,672	$—	$—	$735,485,672
Short-Term Investments (d)	129,881,209	—	—	129,881,209
Total	$865,366,881	$—	$—	$865,366,881

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $470,849,603) — including $119,269,494 of securities loaned	$735,485,672
Investment in Daily Assets Fund Institutional (cost $123,356,477)*	123,356,477
Investment in Central Cash Management Fund (cost $6,524,732)	6,524,732
Total investments in securities, at value (cost $600,730,812)	865,366,881
Foreign currency, at value (cost $3,675)	3,487
Receivable for investments sold	42,021,529
Receivable for Fund shares sold	70,289
Dividends receivable	647,960
Interest receivable	3,655
Foreign taxes recoverable	28,627
Other assets	4,664
Total assets	908,147,092
Liabilities
Payable upon return of securities loaned	123,356,477
Payable for investments purchased	42,173,008
Payable for Fund shares redeemed	290,831
Accrued management fee	231,333
Accrued Trustees' fees	706
Other accrued expenses and payables	133,647
Total liabilities	166,186,002
Net assets, at value	$741,961,090
Net Assets Consist of
Undistributed net investment income	2,444,538
Net unrealized appreciation (depreciation) on: Investments	264,636,069
Foreign currency	3,489
Accumulated net realized gain (loss)	(38,850,036)
Paid-in capital	513,727,030
Net assets, at value	$741,961,090
Class A Net Asset Value, offering and redemption price per share ($728,827,763 ÷ 31,304,064 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.28
Class B Net Asset Value, offering and redemption price per share ($13,133,327 ÷ 565,478 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.23

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,380)	$4,451,551
Income distributions — Central Cash Management Fund	4,269
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	20,672
Total income	4,476,492
Expenses: Management fee	1,387,835
Administration fee	371,737
Services to shareholders	2,592
Distribution and service fees (Class B)	16,703
Record keeping fee (Class B)	5,333
Custodian fee	8,032
Professional fees	33,976
Reports to shareholders	1,832
Trustees' fees and expenses	14,804
Total expenses	1,842,844
Net investment income (loss)	2,633,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	50,176,232
Foreign currency	(1,009)
50,175,223
Change in net unrealized appreciation (depreciation) on: Investments	20,309,437
Foreign currency	(1,048)
20,308,389
Net gain (loss)	70,483,612
Net increase (decrease) in net assets resulting from operations	$73,117,260

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$2,633,648	$9,693,194
Net realized gain (loss)	50,175,223	39,822,591
Change in net unrealized appreciation (depreciation)	20,308,389	58,817,893
Net increase (decrease) in net assets resulting from operations	73,117,260	108,333,678
Distributions to shareholders from: Net investment income: Class A	(9,616,234)	(6,353,433)
Class B	(131,767)	(73,349)
Total distributions	(9,748,001)	(6,426,782)
Fund share transactions: Class A Proceeds from shares sold	4,965,062	16,829,443
Reinvestment of distributions	9,616,234	6,353,433
Payments for shares redeemed	(49,069,341)	(99,466,658)
Net increase (decrease) in net assets from Class A share transactions	(34,488,045)	(76,283,782)
Class B Proceeds from shares sold	303,236	580,173
Reinvestment of distributions	131,767	73,349
Payments for shares redeemed	(1,252,837)	(2,697,364)
Net increase (decrease) in net assets from Class B share transactions	(817,834)	(2,043,842)
Increase (decrease) in net assets	28,063,380	23,579,272
Net assets at beginning of period	713,897,710	690,318,438
Net assets at end of period (including undistributed net investment income of $2,444,538 and $9,558,891, respectively)	$741,961,090	$713,897,710
Other Information
Class A Shares outstanding at beginning of period	32,798,165	36,451,466
Shares sold	216,183	801,185
Shares issued to shareholders in reinvestment of distributions	419,923	298,283
Shares redeemed	(2,130,207)	(4,752,769)
Net increase (decrease) in Class A shares	(1,494,101)	(3,653,301)
Shares outstanding at end of period	31,304,064	32,798,165
Class B Shares outstanding at beginning of period	600,771	698,290
Shares sold	13,273	28,055
Shares issued to shareholders in reinvestment of distributions	5,764	3,450
Shares redeemed	(54,330)	(129,024)
Net increase (decrease) in Class B shares	(35,293)	(97,519)
Shares outstanding at end of period	565,478	600,771

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$21.38		$18.58	$19.59	$16.93		$13.55		$20.41
Income (loss) from investment operations: Net investment income (loss)a	.08		.28	.17	.14	c	.14		.16
Net realized and unrealized gain (loss)	2.12		2.70	(1.03)	2.68		3.43		(6.83)
Total from investment operations	2.20		2.98	(.86)	2.82		3.57		(6.67)
Less distributions from: Net investment income	(.30)		(.18)	(.15)	(.16)		(.19)		(.19)
Net asset value, end of period	$23.28		$21.38	$18.58	$19.59		$16.93		$13.55
Total Return (%)	10.33	**	16.05	(4.47)	16.71	b	26.87	b	(32.98	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	729		701	677	729		715		594
Ratio of expenses before expense reductions (%)	.50	*	.50	.50	.51		.51		.50
Ratio of expenses after expense reductions (%)	.50	*	.50	.50	.51		.49		.49
Ratio of net investment income (loss) (%)	.70	*	1.32	.86	.78	c	.98		.89
Portfolio turnover rate (%)	20	**	25	47	42		76		21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.
* Annualized
** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$21.29		$18.51	$19.51	$16.86		$13.49		$20.31
Income (loss) from investment operations: Net investment income (loss)a	.04		.20	.10	.08	c	.09		.10
Net realized and unrealized gain (loss)	2.13		2.69	(1.02)	2.67		3.43		(6.81)
Total from investment operations	2.17		2.89	(.92)	2.75		3.52		(6.71)
Less distributions from: Net investment income	(.23)		(.11)	(.08)	(.10)		(.15)		(.11)
Net asset value, end of period	$23.23		$21.29	$18.51	$19.51		$16.86		$13.49
Total Return (%)	10.19	**	15.61	(4.76)	16.33	b	26.49	b	(33.20	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		13	13	12		12		10
Ratio of expenses before expense reductions (%)	.83	*	.83	.84	.85		.85		.85
Ratio of expenses after expense reductions (%)	.83	*	.83	.84	.84		.82		.82
Ratio of net investment income (loss) (%)	.37	*	.97	.52	.45	c	.65		.56
Portfolio turnover rate (%)	20	**	25	47	42		76		21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.28% of average daily net assets for the year ended December 31, 2010.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Capital Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $119,269,494. The value of the related collateral, $123,356,477, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $86,678,000 of pre-enactment losses, including $48,520,000 inherited from its merger with other affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each year until fully utilized or until December 31, 2015 ($6,855,000), December 31, 2016 ($41,665,000) and December 31, 2017 ($38,158,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $145,367,218 and $171,541,260, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.08%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $371,737, of which $61,972 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2013
Class A	$362	$124
Class B	75	21
	$437	$145

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $16,703, of which $2,762 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,463, of which $7,368 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 38%, 26% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,103.30	$1,101.90
Expenses Paid per $1,000*	$2.61	$4.33
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,022.32	$1,020.68
Expenses Paid per $1,000*	$2.51	$4.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.50%	.83%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1capgro-3 (R-028374-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Core Equity VIP

Contents

3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
18 Notes to Financial Statements
23 Information About Your Fund's Expenses
24 Proxy Voting
25 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.59% and 0.90% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Core Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,448	$12,487	$16,117	$14,057	$19,294
	Average annual total return	14.48%	24.87%	17.25%	7.05%	6.79%
Russell 1000® Index	Growth of $10,000	$11,391	$12,124	$16,695	$14,104	$20,938
	Average annual total return	13.91%	21.24%	18.63%	7.12%	7.67%
DWS Core Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,439	$12,464	$15,986	$13,912	$18,759
	Average annual total return	14.39%	24.64%	16.93%	6.83%	6.49%
Russell 1000® Index	Growth of $10,000	$11,391	$12,124	$16,695	$14,104	$20,938
	Average annual total return	13.91%	21.24%	18.63%	7.12%	7.67%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/13	12/31/12

Financials	19%	16%
Information Technology	17%	18%
Health Care	16%	12%
Consumer Discretionary	11%	13%
Energy	11%	12%
Consumer Staples	10%	12%
Industrials	9%	8%
Materials	4%	6%
Utilities	2%	1%
Telecommunication Services	1%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Effective July 12, 2013, QS Investors no longer serves as subadvisor to the fund and day-to-day portfolio management of the fund transitioned to Deutsche Investment Management Americas Inc.

The new portfolio management team for the fund is as follows:

Owen Fitzpatrick, CFA

Lead Portfolio Manager, Deutsche Investment Management Americas Inc.

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Pankaj Bhatnagar, PhD

Portfolio Managers, Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 10.7%
Auto Components 0.5%
Cooper Tire & Rubber Co.	20,300	673,351
Magna International, Inc.	3,800	270,636
Stoneridge, Inc.*	13,800	160,632
		1,104,619
Diversified Consumer Services 0.1%
H&R Block, Inc.	5,000	138,750
Hotels, Restaurants & Leisure 1.0%
Las Vegas Sands Corp.	20,400	1,079,772
Six Flags Entertainment Corp.	5,200	182,832
Starwood Hotels & Resorts Worldwide, Inc.	10,400	657,176
		1,919,780
Household Durables 0.7%
Sony Corp. (ADR)	6,400	135,616
Whirlpool Corp.	11,500	1,315,140
		1,450,756
Leisure Equipment & Products 1.2%
Smith & Wesson Holding Corp.*	237,800	2,373,244
Media 3.3%
Comcast Corp. "A"	79,000	3,308,520
Comcast Corp. Special "A"	7,100	281,657
DIRECTV*	13,100	807,222
Time Warner, Inc.	12,500	722,750
Walt Disney Co. (a)	21,400	1,351,410
		6,471,559
Multiline Retail 0.2%
Dillard's, Inc. "A"	5,615	460,262
Specialty Retail 3.7%
Best Buy Co., Inc. (a)	103,000	2,814,990
Brown Shoe Co., Inc. (a)	6,000	129,180
GameStop Corp. "A"	8,600	361,458
Home Depot, Inc.	2,000	154,940
The Gap, Inc.	64,000	2,670,720
TJX Companies, Inc.	22,000	1,101,320
		7,232,608
Consumer Staples 10.1%
Beverages 0.4%
PepsiCo, Inc.	9,100	744,289
Food & Staples Retailing 3.6%
Costco Wholesale Corp.	14,100	1,559,037
CVS Caremark Corp.	20,000	1,143,600
Kroger Co.	70,900	2,448,886
Walgreen Co.	42,800	1,891,760
		7,043,283
Food Products 2.5%
General Mills, Inc.	18,400	892,952
Green Mountain Coffee Roasters, Inc.* (a)	3,000	225,180
The Hershey Co.	16,700	1,490,976
Tyson Foods, Inc. "A" (a)	92,200	2,367,696
Unilever PLC (ADR)	1,800	72,810
		5,049,614
	Shares	Value ($)

Household Products 0.7%
Kimberly-Clark Corp. (a)	13,600	1,321,104
Personal Products 0.5%
Avon Products, Inc.	44,800	942,144
Tobacco 2.4%
Altria Group, Inc. (a)	37,100	1,298,129
Lorillard, Inc. (a)	78,200	3,415,776
		4,713,905
Energy 10.5%
Oil, Gas & Consumable Fuels
Alon U.S.A. Energy, Inc. (a)	5,200	75,192
Chevron Corp.	13,700	1,621,258
ConocoPhillips	3,200	193,600
Marathon Oil Corp.	34,400	1,189,552
Marathon Petroleum Corp.	40,700	2,892,142
Murphy Oil Corp.	8,700	529,743
Phillips 66	27,300	1,608,243
Royal Dutch Shell PLC (ADR)	55,200	3,521,760
Southwestern Energy Co.* (a)	25,700	938,821
Statoil ASA (ADR)	79,800	1,651,062
Tesoro Corp.	56,300	2,945,616
Valero Energy Corp.	58,000	2,016,660
Western Refining, Inc. (a)	54,100	1,518,587
		20,702,236
Financials 18.4%
Capital Markets 2.2%
Franklin Resources, Inc.	6,700	911,334
Invesco Ltd.	12,000	381,600
State Street Corp.	22,600	1,473,746
T. Rowe Price Group, Inc. (a)	8,000	585,200
The Goldman Sachs Group, Inc.	3,900	589,875
Waddell & Reed Financial, Inc. "A"	10,400	452,400
		4,394,155
Commercial Banks 2.6%
First Niagara Financial Group, Inc.	7,300	73,511
PNC Financial Services Group, Inc.	14,600	1,064,632
Popular, Inc.* (a)	26,300	797,679
Regions Financial Corp.	150,300	1,432,359
SunTrust Banks, Inc.	9,600	303,072
Zions Bancorp. (a)	53,000	1,530,640
		5,201,893
Consumer Finance 1.5%
Discover Financial Services	62,800	2,991,792
Diversified Financial Services 3.2%
Bank of America Corp.	62,100	798,606
CBOE Holdings, Inc.	4,700	219,208
Citigroup, Inc.	41,200	1,976,364
JPMorgan Chase & Co.	62,600	3,304,654
		6,298,832
Insurance 6.9%
Aflac, Inc.	21,400	1,243,768
Allstate Corp.	35,100	1,689,012
Arch Capital Group Ltd.* (a)	6,600	339,306
Axis Capital Holdings Ltd.	9,300	425,754
Chubb Corp.	20,900	1,769,185
Cincinnati Financial Corp.	10,100	463,590
Everest Re Group Ltd.	12,100	1,551,946
	Shares	Value ($)

MetLife, Inc.	8,600	393,536
Progressive Corp.	121,200	3,080,904
The Travelers Companies, Inc.	27,500	2,197,800
XL Group PLC	11,900	360,808
		13,515,609
Real Estate Investment Trusts 2.0%
Host Hotels & Resorts, Inc. (REIT)	40,500	683,235
Potlatch Corp. (REIT)	1,700	68,748
The Geo Group, Inc. (REIT)	10,100	342,895
Weyerhaeuser Co. (REIT)	100,500	2,863,245
		3,958,123
Health Care 15.9%
Biotechnology 4.0%
Amgen, Inc.	14,200	1,400,972
Biogen Idec, Inc.*	9,900	2,130,480
Celgene Corp.*	20,400	2,384,964
Myriad Genetics, Inc.*	14,400	386,928
PDL BioPharma, Inc. (a)	208,200	1,607,304
		7,910,648
Health Care Equipment & Supplies 0.9%
Abbott Laboratories	50,900	1,775,392
Health Care Providers & Services 5.7%
Aetna, Inc.	50,200	3,189,708
AmerisourceBergen Corp.	24,700	1,379,001
Health Net, Inc.*	74,900	2,383,318
Humana, Inc.	15,000	1,265,700
WellPoint, Inc.	36,900	3,019,896
		11,237,623
Life Sciences Tools & Services 0.3%
Covance, Inc.* (a)	5,300	403,542
PAREXEL International Corp.* (a)	3,900	179,166
		582,708
Pharmaceuticals 5.0%
Actavis, Inc.*	12,000	1,514,640
Eli Lilly & Co.	58,600	2,878,432
Johnson & Johnson	47,500	4,078,350
Pfizer, Inc.	2,400	67,224
Sciclone Pharmaceuticals, Inc.*	14,500	71,920
Valeant Pharmaceuticals International, Inc.*	15,200	1,308,416
Warner Chilcott PLC "A"	800	15,904
		9,934,886
Industrials 9.4%
Aerospace & Defense 6.2%
Alliant Techsystems, Inc.	7,200	592,776
Boeing Co.	40,100	4,107,844
Exelis, Inc.	40,500	558,495
Huntington Ingalls Industries, Inc.	10,700	604,336
Lockheed Martin Corp.	9,400	1,019,524
Northrop Grumman Corp.	19,700	1,631,160
Raytheon Co. (a)	52,700	3,484,524
United Technologies Corp.	1,600	148,704
		12,147,363
Air Freight & Logistics 0.7%
FedEx Corp.	13,700	1,350,546
Airlines 0.5%
Delta Air Lines, Inc.*	56,700	1,060,857
	Shares	Value ($)

Building Products 0.3%
A.O. Smith Corp.	8,400	304,752
Masco Corp.	15,000	292,350
		597,102
Commercial Services & Supplies 0.1%
R.R. Donnelley & Sons Co. (a)	2,500	35,025
UniFirst Corp.	1,400	127,750
Viad Corp.	4,200	102,984
		265,759
Electrical Equipment 0.3%
Coleman Cable, Inc.	10,700	193,242
Generac Holdings, Inc.	7,800	288,678
		481,920
Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV	20,900	568,271
Machinery 0.8%
Meritor, Inc.*	21,700	152,985
Mueller Water Products, Inc. "A" (a)	5,400	37,314
Oshkosh Corp.*	32,400	1,230,228
Trinity Industries, Inc.	5,500	211,420
		1,631,947
Road & Rail 0.2%
Ryder System, Inc.	7,500	455,925
Information Technology 16.3%
Communications Equipment 1.9%
Cisco Systems, Inc.	57,000	1,385,670
InterDigital, Inc.	47,400	2,116,410
Research In Motion Ltd.* (a)	29,600	309,912
		3,811,992
Computers & Peripherals 4.4%
Apple, Inc.	900	356,472
Hewlett-Packard Co.	137,700	3,414,960
Lexmark International, Inc. "A"	19,600	599,172
Seagate Technology PLC	22,300	999,709
Western Digital Corp.	52,700	3,272,143
		8,642,456
Internet Software & Services 3.1%
AOL, Inc. (a)	85,400	3,115,392
eBay, Inc.*	47,300	2,446,356
Google, Inc. "A"*	400	352,148
Sohu.com, Inc.*	2,600	160,212
		6,074,108
IT Services 3.1%
Accenture PLC "A"	15,700	1,129,772
Computer Sciences Corp. (a)	59,200	2,591,184
Convergys Corp. (a)	34,400	599,592
CoreLogic, Inc.*	27,000	625,590
International Business Machines Corp.	1,200	229,332
MAXIMUS, Inc.	200	14,896
Visa, Inc. "A" (a)	4,800	877,200
		6,067,566
Semiconductors & Semiconductor Equipment 2.4%
Cree, Inc.* (a)	8,300	530,038
First Solar, Inc.* (a)	35,900	1,605,807
Intel Corp.	57,500	1,392,650
Kulicke & Soffa Industries, Inc.*	30,800	340,648
Texas Instruments, Inc.	25,800	899,646
		4,768,789
	Shares	Value ($)

Software 1.4%
Activision Blizzard, Inc.	71,100	1,013,886
CA, Inc. (a)	22,200	635,586
Microsoft Corp.	35,200	1,215,456
		2,864,928
Materials 4.0%
Chemicals 3.4%
CF Industries Holdings, Inc.	6,200	1,063,300
Dow Chemical Co.	6,400	205,888
FutureFuel Corp.	26,400	374,088
LyondellBasell Industries NV "A"	19,300	1,278,818
Monsanto Co.	18,500	1,827,800
PPG Industries, Inc.	3,500	512,435
Westlake Chemical Corp.	13,900	1,340,099
		6,602,428
Metals & Mining 0.5%
BHP Billiton PLC (ADR)	18,000	922,860
Paper & Forest Products 0.1%
International Paper Co.	6,200	274,722
Telecommunication Services 1.5%
Diversified Telecommunication Services
CenturyLink, Inc.	9,100	321,685
Deutsche Telekom AG (ADR)	14,100	164,406
Nippon Telegraph & Telephone Corp. (ADR)	6,800	176,868
Verizon Communications, Inc. (a)	46,400	2,335,776
		2,998,735
	Shares	Value ($)

Utilities 1.9%
Multi-Utilities
Consolidated Edison, Inc.	8,500	495,635
MDU Resources Group, Inc.	57,500	1,489,825
Public Service Enterprise Group, Inc.	50,900	1,662,393
		3,647,853
Total Common Stocks (Cost $171,503,388)		194,705,941

Securities Lending Collateral 17.4%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $34,382,415)	34,382,415	34,382,415

Cash Equivalents 1.1%
Central Cash Management Fund, 0.07% (b) (Cost $2,159,766)	2,159,766	2,159,766

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $208,045,569)†	117.2	231,248,122
Other Assets and Liabilities, Net (a)	(17.2)	(34,001,838)
Net Assets	100.0	197,246,284

* Non-income producing security.

† The cost for federal income tax purposes was $209,336,492. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $21,911,630. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,361,525 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,449,895.

(a) All or a portion of these securities were on loan amounting to $30,250,830. In addition, included in other assets and liabilities, net are pending sales, amounting to $3,001,767, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2013 amounted to $33,252,597, which is 16.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	9/20/2013	31	2,478,915	(53,475)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$194,705,941	$—	$—	$194,705,941
Short-Term Investments (d)	36,542,181	—	—	36,542,181
Total	$231,248,122	$—	$—	$231,248,122
Liabilities
Derivatives (e) Futures Contracts	$(53,475)	$—	$—	$(53,475)
Total	$(53,475)	$—	$—	$(53,475)

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $171,503,388) — including $30,250,830 of securities loaned	$194,705,941
Investment in Daily Assets Fund Institutional (cost $34,382,415)*	34,382,415
Investment in Central Cash Management Fund (cost $2,159,766)	2,159,766
Total investments in securities, at value (cost $208,045,569)	231,248,122
Cash	2,687
Deposit with broker for futures contracts	213,280
Receivable for investments sold	18,447,537
Receivable for Fund shares sold	1,197
Dividends receivable	165,951
Interest receivable	7,085
Foreign taxes recoverable	3,596
Other assets	1,824
Total assets	250,091,279
Liabilities
Payable upon return of securities loaned	34,382,415
Payable for investments purchased	18,103,580
Payable for Fund shares redeemed	160,982
Payable for variation margin on futures contracts	53,475
Accrued management fee	64,125
Accrued Trustees' fees	259
Other accrued expenses and payables	80,159
Total liabilities	52,844,995
Net assets, at value	$197,246,284
Net Assets Consist of
Undistributed net investment income	1,424,862
Net unrealized appreciation (depreciation) on: Investments	23,202,553
Futures	(53,475)
Accumulated net realized gain (loss)	(44,965,835)
Paid-in capital	217,638,179
Net assets, at value	$197,246,284
Class A Net Asset Value, offering and redemption price per share ($195,630,594 ÷ 20,337,948 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.62
Class B Net Asset Value, offering and redemption price per share ($1,615,690 ÷ 167,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.62

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,358)	$2,001,180
Income distributions — Central Cash Management Fund	837
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	79,579
Total income	2,081,596
Expenses: Management fee	380,568
Administration fee	97,582
Services to shareholders	1,754
Distribution service fee (Class B)	2,110
Custodian fee	12,069
Professional fees	26,723
Reports to shareholders	23,380
Trustees' fees and expenses	4,722
Total expenses	548,908
Net investment income	1,532,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,387,728
Futures	239,251
Foreign currency	(188)
20,626,791
Change in net unrealized appreciation (depreciation) on: Investments	3,783,685
Futures	(46,207)
3,737,478
Net gain (loss)	24,364,269
Net increase (decrease) in net assets resulting from operations	$25,896,957

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$1,532,688	$2,877,688
Net realized gain (loss)	20,626,791	14,826,400
Change in net unrealized appreciation (depreciation)	3,737,478	(1,133,622)
Net increase (decrease) in net assets resulting from operations	25,896,957	16,570,466
Distributions to shareholders from: Net investment income: Class A	(2,931,105)	(1,157,831)
Class B	(20,449)	(17,067)
Total distributions	(2,951,554)	(1,174,898)
Fund share transactions: Class A Proceeds from shares sold	4,778,060	5,653,743
Net assets acquired in tax-free reorganization*	—	103,303,156
Reinvestment of distributions	2,931,105	1,157,831
Payments for shares redeemed	(14,851,313)	(30,735,177)
Net increase (decrease) in net assets from Class A share transactions	(7,142,148)	79,379,553
Class B Proceeds from shares sold	5,578	52,927
Net assets acquired in tax-free reorganization*	—	34,921
Reinvestment of distributions	20,449	17,067
Payments for shares redeemed	(229,299)	(312,213)
Net increase (decrease) in net assets from Class B share transactions	(203,272)	(207,298)
Increase (decrease) in net assets	15,599,983	94,567,823
Net assets at beginning of period	181,646,301	87,078,478
Net assets at end of period (including undistributed net investment income of $1,424,862 and $2,843,728, respectively)	$197,246,284	$181,646,301
Other Information
Class A Shares outstanding at beginning of period	21,101,010	11,456,872
Shares sold	500,702	703,069
Shares issued in tax-free reorganization*	—	12,597,547
Shares issued to shareholders in reinvestment of distributions	308,213	141,027
Shares redeemed	(1,571,977)	(3,797,505)
Net increase (decrease) in Class A shares	(763,062)	9,644,138
Shares outstanding at end of period	20,337,948	21,101,010
Class B Shares outstanding at beginning of period	188,843	214,502
Shares sold	594	6,501
Shares issued in tax-free reorganization*	—	4,259
Shares issued to shareholders in reinvestment of distributions	2,148	2,076
Shares redeemed	(23,672)	(38,495)
Net increase (decrease) in Class B shares	(20,930)	(25,659)
Shares outstanding at end of period	167,913	188,843

* On April 30, 2012, DWS Blue Chip VIP was acquired by the Fund through a tax-free reorganization (see Note G).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.53		$7.46	$7.56	$6.71		$5.12		$10.81
Income (loss) from investment operations: Net investment incomea	.07		.15	.10	.09		.10		.10
Net realized and unrealized gain (loss)	1.16		1.03	(.10)	.87		1.61		(3.45)
Total from investment operations	1.23		1.18	.00	.96		1.71		(3.35)
Less distributions from: Net investment income	(.14)		(.11)	(.10)	(.11)		(.12)		(.18)
Net realized gains	—		—	—	—		—		(2.16)
Total distributions	(.14)		(.11)	(.10)	(.11)		(.12)		(2.34)
Net asset value, end of period	$9.62		$8.53	$7.46	$7.56		$6.71		$5.12
Total Return (%)	14.48	**	15.81	(.14)	14.40	b	34.15	b	(38.31	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196		180	85	98		101		94
Ratio of expenses before expense reductions (%)	.57	*	.59	.63	.63		.63		.60
Ratio of expenses after expense reductions (%)	.57	*	.59	.63	.60		.54		.54
Ratio of net investment income (%)	1.56	*	1.90	1.25	1.32		1.74		1.34
Portfolio turnover rate (%)	145	**	307	215	145		82		130
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.51		$7.45	$7.55	$6.70		$5.12		$10.77
Income (loss) from investment operations: Net investment incomea	.07		.11	.08	.07		.08		.08
Net realized and unrealized gain (loss)	1.15		1.03	(.10)	.87		1.60		(3.42)
Total from investment operations	1.22		1.14	(.02)	.94		1.68		(3.34)
Less distributions from: Net investment income	(.11)		(.08)	(.08)	(.09)		(.10)		(.15)
Net realized gains	—		—	—	—		—		(2.16)
Total distributions	(.11)		(.08)	(.08)	(.09)		(.10)		(2.31)
Net asset value, end of period	$9.62		$8.51	$7.45	$7.55		$6.70		$5.12
Total Return (%)	14.39	**	15.41	(.40)	14.12	b	33.64	b	(38.29	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	2	2		2		2
Ratio of expenses before expense reductions (%)	.77	*	.90	.88	.88		.89		.82
Ratio of expenses after expense reductions (%)	.77	*	.90	.88	.85		.80		.77
Ratio of net investment income (%)	1.36	*	1.41	.99	1.07		1.48		1.12
Portfolio turnover rate (%)	145	**	307	215	145		82		130
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Core Equity VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $33,252,597. The value of the related collateral, $34,382,415, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $63,882,000 of pre-enactment losses, including $27,700,000 inherited from its merger with DWS Blue Chip VIP in fiscal year 2012, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($34,761,000) and December 31, 2017 ($29,121,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year net short-term realized capital losses of approximately $427,000 and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund entered into futures contracts in circumstances where portfolio management believed they offered an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,349,000 to $2,479,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(53,475)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$239,251

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(46,207)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $279,244,230 and $288,945,957, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as subadvisor to the Fund. As a subadvisor, QS Investors made investment decisions and buys and sells securities for the Fund. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective July 12, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $97,582, of which $16,442 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2013
Class A	$266	$87
Class B	40	13
	$306	$100

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $2,110, of which $336 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,995, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Ownership of the Fund

Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42% and 34%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

G. Acquisition of Assets

On April 30, 2012, the Fund acquired all of the net assets of DWS Blue Chip VIP pursuant to a plan of reorganization approved by the Board of Trustees on November 18, 2011. The acquisition was accomplished by a tax-free exchange of 8,967,004 Class A shares and 3,018 Class B shares of DWS Blue Chip VIP for 12,597,547 Class A shares and 4,259 Class B shares of the Fund, respectively, outstanding on April 30, 2012. DWS Blue Chip VIP's net assets at that date, $103,338,077, including $13,470,096 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $92,542,116. The combined net assets of the Fund immediately following the acquisition were $195,880,193.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,144.80	$1,143.90
Expenses Paid per $1,000*	$3.03	$4.04
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,021.97	$1,021.03
Expenses Paid per $1,000*	$2.86	$3.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Core Equity VIP	.57%	.77%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1coreq-3 (R-028376-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Global Small Cap Growth VIP

Contents

3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
17 Notes to Financial Statements
21 Information About Your Fund's Expenses
22 Proxy Voting
23 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.11% and 1.43% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment

The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It Is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Small Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,199	$12,546	$15,251	$12,307	$26,794
	Average annual total return	11.99%	25.46%	15.11%	4.24%	10.36%
S&P Developed SmallCap Index	Growth of $10,000	$11,032	$12,266	$15,463	$12,723	$27,200
	Average annual total return	10.32%	22.66%	15.64%	4.93%	10.52%
DWS Global Small Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,193	$12,516	$15,148	$12,132	$26,125
	Average annual total return	11.93%	25.16%	14.85%	3.94%	10.08%
S&P Developed SmallCap Index	Growth of $10,000	$11,032	$12,266	$15,463	$12,723	$27,200
	Average annual total return	10.32%	22.66%	15.64%	4.93%	10.52%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

United States	44%	42%
Continental Europe	20%	24%
Asia (excluding Japan)	12%	10%
United Kingdom	11%	9%
Japan	9%	8%
Canada	2%	3%
Latin America	1%	1%
Australia	0%	1%
Middle East	—	1%
Other	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

Industrials	26%	27%
Consumer Discretionary	23%	21%
Financials	16%	13%
Health Care	14%	14%
Information Technology	7%	9%
Energy	6%	7%
Consumer Staples	6%	6%
Materials	2%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Joseph Axtell, CFA

Portfolio Manager

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 97.1%
Australia 0.3%
Austal Ltd.* (Cost $764,055)	576,906	397,343
Austria 0.1%
AMS AG (Cost $186,042)	1,974	145,732
Bermuda 0.8%
Lazard Ltd. "A" (a) (Cost $799,420)	32,102	1,032,079
Brazil 0.6%
Fleury SA (Cost $1,141,734)	99,543	811,922
Canada 1.2%
Americas Petrogas, Inc.*	149,587	126,588
SunOpta, Inc.*	184,529	1,400,575
(Cost $1,921,510)		1,527,163
China 1.6%
Charm Communications, Inc. (ADR)	106,708	482,320
Minth Group Ltd.	1,045,047	1,641,540
(Cost $1,486,336)		2,123,860
Cyprus 0.9%
ProSafe SE (Cost $1,032,641)	138,127	1,210,058
Denmark 0.8%
GN Store Nord AS (Cost $708,985)	55,244	1,042,987
France 1.6%
Flamel Technologies SA (ADR)*	156,961	965,310
JC Decaux SA (b)	45,026	1,227,293
(Cost $3,020,804)		2,192,603
Germany 4.5%
Fresenius Medical Care AG & Co. KGaA	10,009	709,111
Gerresheimer AG	14,879	859,844
M.A.X. Automation AG	190,057	1,038,866
Rational AG	4,084	1,368,331
United Internet AG (Registered)	69,777	1,966,614
(Cost $2,325,200)		5,942,766
Gibraltar 0.3%
Bwin.Party Digital Entertainment PLC (Cost $971,421)	260,980	445,648
Hong Kong 3.1%
K Wah International Holdings Ltd.	3,383,062	1,539,866
REXLot Holdings Ltd.	19,870,685	1,301,199
Techtronic Industries Co., Ltd.	558,848	1,333,565
(Cost $2,741,443)		4,174,630
Indonesia 1.5%
PT Arwana Citramulia Tbk	3,250,896	1,045,895
PT Ciputra Property Tbk	8,149,270	969,234
(Cost $1,884,482)		2,015,129
Ireland 4.1%
C&C Group PLC	237,410	1,287,231
Paddy Power PLC	23,961	2,055,994
Ryanair Holdings PLC	229,466	2,132,193
(Cost $1,598,542)		5,475,418
	Shares	Value ($)

Italy 0.6%
Prysmian SpA (Cost $755,286)	41,990	780,710
Japan 8.5%
Ai Holdings Corp.	89,568	789,363
Avex Group Holdings, Inc.	50,083	1,578,119
Hajime Construction Co., Ltd. (b)	29,262	1,628,809
Kusuri No Aoki Co., Ltd.	20,104	1,325,746
Medical System Network Co., Ltd.	113,898	483,918
MISUMI Group, Inc.	30,937	845,886
Nippon Seiki Co., Ltd.	119,125	1,538,759
OSG Corp.	28,060	421,294
Sumikin Bussan Corp.	50,187	137,648
United Arrows Ltd.	38,930	1,630,992
Universal Entertainment Corp.	55,322	978,891
(Cost $8,591,988)		11,359,425
Luxembourg 0.4%
L'Occitane International SA (Cost $356,205)	181,565	488,156
Malaysia 1.5%
Hartalega Holdings Bhd.	661,740	1,338,166
Tune Ins Holdings Bhd.*	1,159,601	677,401
(Cost $1,363,457)		2,015,567
Netherlands 4.0%
Brunel International NV	27,592	1,161,651
Chicago Bridge & Iron Co. NV (c)	20,728	1,236,633
Koninklijke Vopak NV	23,438	1,381,933
SBM Offshore NV*	91,819	1,537,005
(Cost $2,592,005)		5,317,222
Panama 0.6%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $827,404)	34,592	774,515
Philippines 1.9%
Alliance Global Group, Inc.	2,642,914	1,413,832
GT Capital Holdings, Inc.	51,907	951,160
House of Investments, Inc.	914,640	158,623
(Cost $1,737,279)		2,523,615
Singapore 1.9%
Lian Beng Group Ltd.	2,616,511	1,069,978
Yongnam Holdings Ltd.	5,236,440	1,421,135
(Cost $1,939,414)		2,491,113
Switzerland 1.5%
Dufry AG (Registered)*	11,004	1,331,431
OC Oerlikon Corp. AG (Registered)	61,341	723,724
(Cost $2,106,354)		2,055,155
Thailand 0.4%
Malee Sampran Factory PCL (Foreign Registered) (Cost $975,784)	483,098	529,593
United Kingdom 10.7%
ARM Holdings PLC	45,571	551,400
Ashmore Group PLC	227,745	1,185,568
Babcock International Group PLC	140,923	2,372,712
	Shares	Value ($)

Burberry Group PLC	42,593	878,671
Crest Nicholson Holdings PLC*	142,199	691,701
Domino's Pizza Group PLC	106,167	1,085,759
Essentra PLC	100,949	1,074,752
Hargreaves Lansdown PLC	90,725	1,220,231
HellermannTyton Group PLC*	317,895	1,251,666
IG Group Holdings PLC	124,645	1,102,840
John Wood Group PLC	84,863	1,048,465
Nanoco Group PLC*	289,978	582,086
Rotork PLC	31,784	1,285,837
(Cost $8,234,102)		14,331,688
United States 43.7%
Advance Auto Parts, Inc.	11,760	954,559
Aecom Technology Corp.*	33,549	1,066,523
Aeropostale, Inc.*	50,024	690,331
Affiliated Managers Group, Inc.*	9,257	1,517,593
Altra Holdings, Inc.	28,488	780,001
Applied Industrial Technologies, Inc.	21,610	1,044,411
Ascena Retail Group, Inc.* (b)	31,888	556,446
athenahealth, Inc.*	8,408	712,326
BE Aerospace, Inc.*	31,443	1,983,424
Blount International, Inc.*	56,289	665,336
BorgWarner, Inc.*	12,292	1,058,956
Cardtronics, Inc.*	25,979	717,020
Catamaran Corp.*	24,515	1,194,371
Centene Corp.*	16,447	862,810
Cognex Corp.	16,251	734,870
CONMED Corp.	23,733	741,419
Deckers Outdoor Corp.* (b)	17,006	858,973
Derma Sciences, Inc.*	58,282	778,065
DFC Global Corp.*	59,624	823,407
Dresser-Rand Group, Inc.*	20,965	1,257,481
Encore Capital Group, Inc.* (b)	36,520	1,209,177
Furiex Pharmaceuticals, Inc.*	18,193	619,836
Green Mountain Coffee Roasters, Inc.* (b)	22,093	1,658,301
Hain Celestial Group, Inc.* (b)	10,151	659,510
Harris Corp.	18,951	933,337
Haynes International, Inc.	15,185	726,906
HeartWare International, Inc.*	10,980	1,044,308
Hi-Tech Pharmacal Co., Inc.	42,001	1,394,433
Jack in the Box, Inc.*	18,802	738,731
Jarden Corp.*	37,094	1,622,863
Leucadia National Corp.	43,364	1,137,004
Manitowoc Co., Inc. (b)	81,547	1,460,507
MICROS Systems, Inc.* (b)	15,314	660,799
NxStage Medical, Inc.*	61,958	884,760
Oasis Petroleum, Inc.*	18,235	708,794
Ocwen Financial Corp.*	33,204	1,368,669
	Shares	Value ($)

Oil States International, Inc.*	11,540	1,069,066
Pacira Pharmaceuticals, Inc.*	85,413	2,476,977
PTC, Inc.*	30,002	735,949
Roadrunner Transportation Systems, Inc.*	32,995	918,581
Rosetta Resources, Inc.*	13,311	565,984
Schweitzer-Mauduit International, Inc.	13,806	688,643
Sears Hometown & Outlet Stores, Inc.*	28,577	1,249,386
Signature Bank*	10,463	868,638
Stericycle, Inc.*	6,553	723,648
Sunshine Heart, Inc.*	110,980	595,963
Tenneco, Inc.*	25,558	1,157,266
The Bancorp., Inc.*	29,870	447,751
Thoratec Corp.*	35,971	1,126,252
TIBCO Software, Inc.*	40,313	862,698
TiVo, Inc.*	70,178	775,467
Tristate Capital Holdings, Inc.*	56,467	776,421
United Rentals, Inc.* (b)	22,588	1,127,367
Urban Outfitters, Inc.*	29,154	1,172,574
WABCO Holdings, Inc.*	19,527	1,458,472
Waddell & Reed Financial, Inc. "A"	32,588	1,417,578
WageWorks, Inc.*	31,914	1,099,437
Zions Bancorp. (b)	41,897	1,209,985
(Cost $39,873,988)		58,350,360
Total Common Stocks (Cost $89,622,780)		129,554,457

Warrants 0.0%
Malaysia
Hartalega Holdings Bhd., Expiration Date 5/29/2015* (Cost $0)	68,733	51,980

Securities Lending Collateral 9.2%
Daily Assets Fund Institutional, 0.10% (d) (e) (Cost $12,312,833)	12,312,833	12,312,833

Cash Equivalents 2.0%
Central Cash Management Fund, 0.07% (d) (Cost $2,712,251)	2,712,251	2,712,251

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,647,864)†	108.3	144,631,521
Other Assets and Liabilities, Net	(8.3)	(11,124,992)
Net Assets	100.0	133,506,529

* Non-income producing security.

† The cost for federal income tax purposes was $105,203,586. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $39,427,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,032,502 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,604,567.

(a) Listed on the NASDAQ Stock Market, Inc.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $11,906,419, which is 8.9% of net assets.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Warrants
Australia	$—	$397,343	$—	$397,343
Austria	—	145,732	—	145,732
Bermuda	1,032,079	—	—	1,032,079
Brazil	811,922	—	—	811,922
Canada	1,527,163	—	—	1,527,163
China	482,320	1,641,540	—	2,123,860
Cyprus	—	1,210,058	—	1,210,058
Denmark	—	1,042,987	—	1,042,987
France	965,310	1,227,293	—	2,192,603
Germany	—	5,942,766	—	5,942,766
Gibraltar	—	445,648	—	445,648
Hong Kong	—	4,174,630	—	4,174,630
Indonesia	—	2,015,129	—	2,015,129
Ireland	—	5,475,418	—	5,475,418
Italy	—	780,710	—	780,710
Japan	—	11,359,425	—	11,359,425
Luxembourg	—	488,156	—	488,156
Malaysia	—	2,067,547	—	2,067,547
Netherlands	1,236,633	4,080,589	—	5,317,222
Panama	774,515	—	—	774,515
Philippines	—	2,523,615	—	2,523,615
Singapore	—	2,491,113	—	2,491,113
Switzerland	—	2,055,155	—	2,055,155
Thailand	—	529,593	—	529,593
United Kingdom	—	14,331,688	—	14,331,688
United States	58,350,360	—	—	58,350,360
Short-Term Investments (f)	15,025,084	—	—	15,025,084
Total	$80,205,386	$64,426,135	$—	$144,631,521

During the period ended June 30, 2013, the amount of transfers between Level 3 and Level 2 was $51,980. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost 89,622,780) — including $11,906,419 of securities loaned	$129,606,437
Investment in Daily Assets Fund Institutional (cost $12,312,833)*	12,312,833
Investment in Central Cash Management Fund (cost $2,712,251)	2,712,251
Total investments in securities, at value (cost $104,647,864)	144,631,521
Foreign currency, at value (cost $177,616)	174,814
Receivable for investments sold	966,435
Receivable for Fund shares sold	83,351
Dividends receivable	151,608
Interest receivable	2,750
Foreign taxes recoverable	76,112
Other assets	964
Total assets	146,087,555
Liabilities
Payable upon return of securities loaned	12,312,833
Payable for investments purchased	37,827
Payable for Fund shares redeemed	92,872
Accrued management fee	61,010
Accrued Trustees' fees	408
Other accrued expenses and payables	76,076
Total liabilities	12,581,026
Net assets, at value	$133,506,529
Net Assets Consist of
Undistributed net investment income	279,453
Net unrealized appreciation (depreciation) on: Investments	39,983,657
Foreign currency	(1,935)
Accumulated net realized gain (loss)	6,658,530
Paid-in capital	86,586,824
Net assets, at value	$133,506,529
Class A Net Asset Value, offering and redemption price per share ($131,493,968 ÷ 9,221,877 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.26
Class B Net Asset Value, offering and redemption price per share ($2,012,561 ÷ 143,739 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.00

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $56,310)	$921,139
Income distributions — Central Cash Management Fund	1,295
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	41,950
Total income	964,384
Expenses: Management fee	598,640
Administration fee	67,263
Services to shareholders	1,432
Distribution service fee (Class B)	2,496
Record keeping fee (Class B)	38
Custodian fee	29,083
Professional fees	33,925
Reports to shareholders	16,743
Trustees' fees and expenses	2,896
Other	8,239
Total expenses before expense reductions	760,755
Expense reductions	(126,350)
Total expenses after expense reductions	634,405
Net investment income (loss)	329,979
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,288,193
Foreign currency	(11,688)
7,276,505
Change in net unrealized appreciation (depreciation) on: Investments	7,492,010
Foreign currency	(7,273)
7,484,737
Net gain (loss)	14,761,242
Net increase (decrease) in net assets resulting from operations	$15,091,221

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$329,979	$860,631
Net realized gain (loss)	7,276,505	9,539,908
Change in net unrealized appreciation (depreciation)	7,484,737	7,657,855
Net increase (decrease) in net assets resulting from operations	15,091,221	18,058,394
Distributions to shareholders from: Net investment income: Class A	(881,158)	(847,848)
Class B	(8,337)	(8,192)
Net realized gains: Class A	(9,356,181)	(6,623,008)
Class B	(145,558)	(104,904)
Total distributions	(10,391,234)	(7,583,952)
Fund share transactions: Class A Proceeds from shares sold	3,384,027	3,854,918
Reinvestment of distributions	10,237,339	7,470,856
Payments for shares redeemed	(10,445,518)	(21,145,077)
Net increase (decrease) in net assets from Class A share transactions	3,175,848	(9,819,303)
Class B Proceeds from shares sold	154,180	79,415
Reinvestment of distributions	153,895	113,096
Payments for redeemed	(208,247)	(365,396)
Net increase (decrease) in net assets from Class B share transactions	99,828	(172,885)
Increase (decrease) in net assets	7,975,663	482,254
Net assets at beginning of period	125,530,866	125,048,612
Net assets at end of period (including undistributed net investment income of $279,453 and $838,969, respectively)	$133,506,529	$125,530,866
Other Information
Class A Shares outstanding at beginning of period	8,977,791	9,718,286
Shares sold	231,269	294,057
Shares issued to shareholders in reinvestment of distributions	718,410	561,297
Shares redeemed	(705,593)	(1,595,849)
Net increase (decrease) in Class A shares	244,086	(740,495)
Shares outstanding at end of period	9,221,877	8,977,791
Class B Shares outstanding at beginning of period	136,607	150,330
Shares sold	10,576	6,256
Shares issued to shareholders in reinvestment of distributions	11,000	8,640
Shares redeemed	(14,444)	(28,619)
Net increase (decrease) in Class B shares	7,132	(13,723)
Shares outstanding at end of period	143,739	136,607

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$13.78		$12.67	$14.28	$11.32	$7.79	$18.28
Income (loss) from investment operations: Net investment income (loss)a	.04		.09	.08	.05	.04	.20	c
Net realized and unrealized gain (loss)	1.61		1.83	(1.45)	2.96	3.64	(8.18)
Total from investment operations	1.65		1.92	(1.37)	3.01	3.68	(7.98)
Less distributions from: Net investment income	(.10)		(.09)	(.24)	(.05)	(.15)	(.04)
Net realized gains	(1.07)		(.72)	—	—	—	(2.47)
Total distributions	(1.17)		(.81)	(.24)	(.05)	(.15)	(2.51)
Net asset value, end of period	$14.26		$13.78	$12.67	$14.28	$11.32	$7.79
Total Return (%)b	11.99	**	15.37	(9.90)	26.64	48.20	(49.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131		124	123	158	139	117
Ratio of expenses before expense reductions (%)	1.13	*	1.11	1.12	1.12	1.11	1.11
Ratio of expenses after expense reductions (%)	.94	*	.98	1.00	1.04	.99	.99
Ratio of net investment income (loss) (%)	.49	*	.69	.57	.42	.47	1.53	c
Portfolio turnover rate (%)	19	**	36	31	39	53	21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets for the year ended December 31, 2008.
* Annualized
** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$13.52		$12.45	$14.03	$11.11	$7.65	$18.03
Income (loss) from investment operations: Net investment income (loss)a	.03		.06	.05	.03	.02	.16	c
Net realized and unrealized gain (loss)	1.58		1.79	(1.43)	2.90	3.57	(8.07)
Total from investment operations	1.61		1.85	(1.38)	2.93	3.59	(7.91)
Less distributions from: Net investment income	(.06)		(.06)	(.20)	(.01)	(.13)	—
Net realized gains	(1.07)		(.72)	—	—	—	(2.47)
Total distributions	(1.13)		(.78)	(.20)	(.01)	(.13)	(2.47)
Net asset value, end of period	$14.00		$13.52	$12.45	$14.03	$11.11	$7.65
Total Return (%)b	11.93	**	15.01	(10.08)	26.38	47.66	(50.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	2	2	7	5
Ratio of expenses before expense reductions (%)	1.33	*	1.43	1.38	1.34	1.42	1.42
Ratio of expenses after expense reductions (%)	1.14	*	1.23	1.25	1.26	1.30	1.30
Ratio of net investment income (loss) (%)	.30	*	.44	.32	.20	.16	1.21	c
Portfolio turnover rate (%)	19	**	36	31	39	53	21
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 per share and 0.37% of average daily net assets for the year ended December 31, 2008.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Global Small Cap Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $11,906,419. The value of the related collateral, $12,312,833, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $25,596,576 and $34,678,044, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

For the period from January 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.94%
Class B	1.19%

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $126,136, and the amount charged aggregated $472,504, which was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $67,263, of which $11,211 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid
Class A	$214	$214	$—
Class B	71	—	71
	$285	$214	$71

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $2,496, of which $426 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,784, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,661.

D. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 50%, 16% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,119.90	$1,119.30
Expenses Paid per $1,000*	$4.94	$5.99
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,020.13	$1,019.14
Expenses Paid per $1,000*	$4.71	$5.71

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Small Cap Growth VIP	.94%	1.14%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1gloscg-3 (R-028377-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS International VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
14 Notes to Financial Statements
19 Information About Your Fund's Expenses
19 Proxy Voting
21 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.98% and 1.26% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,284	$11,779	$12,498	$7,804	$17,160
	Average annual total return	2.84%	17.79%	7.72%	-4.84%	5.55%
MSCI EAFE® Index	Growth of $10,000	$10,410	$11,862	$13,325	$9,688	$20,941
	Average annual total return	4.10%	18.62%	10.04%	-0.63%	7.67%
DWS International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,281	$11,758	$12,407	$7,712	$16,683
	Average annual total return	2.81%	17.58%	7.45%	-5.06%	5.25%
MSCI EAFE® Index	Growth of $10,000	$10,410	$11,862	$13,325	$9,688	$20,941
	Average annual total return	4.10%	18.62%	10.04%	-0.63%	7.67%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	97%	100%
Cash Equivalents	3%	0%
Preferred Stocks	0%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

Continental Europe	53%	50%
Japan	23%	24%
United Kingdom	14%	13%
Asia (excluding Japan)	5%	6%
Australia	4%	6%
Other	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

Financials	23%	27%
Industrials	16%	21%
Consumer Discretionary	12%	11%
Telecommunication Services	9%	10%
Materials	8%	6%
Consumer Staples	8%	2%
Utilities	8%	12%
Health Care	7%	0%
Information Technology	6%	7%
Energy	3%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Thomas Voecking

Anna Wallentin

Juergen Foerster

Johannes Prix, PhD

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 95.9%
Australia 3.8%
Australia & New Zealand Banking Group Ltd.	61,700	1,601,467
BHP Billiton Ltd.	69,500	2,002,657
Coca-Cola Amatil Ltd.	36,000	416,878
Lend Lease Group	40,000	303,566
Macquarie Group Ltd.	10,300	390,638
Rio Tinto Ltd.	8,300	394,229
(Cost $5,348,620)		5,109,435
Belgium 0.3%
Anheuser-Busch InBev NV (Cost $412,423)	4,300	381,475
Denmark 0.9%
Coloplast AS "B" (Cost $1,130,982)	21,400	1,197,766
Finland 1.1%
Fortum Oyj (Cost $1,334,079)	75,000	1,401,052
France 6.8%
Dassault Systemes SA	34,900	4,269,283
European Aeronautic Defence & Space Co.	5,800	308,416
L'Oreal SA	13,500	2,207,275
Publicis Groupe	10,000	709,104
Sanofi	14,700	1,514,939
(Cost $6,885,256)		9,009,017
Germany 12.4%
Adidas AG	51,500	5,566,280
BASF SE	32,100	2,866,953
Bayer AG (Registered)	5,100	543,694
Beiersdorf AG	6,700	584,206
Continental AG	3,000	399,730
Deutsche Post AG (Registered)	85,000	2,112,322
Hannover Rueckversicherung SE (Registered)	7,700	553,387
HeidelbergCement AG	6,800	457,203
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	9,800	1,799,532
Siemens AG (Registered)	12,500	1,263,033
Suedzucker AG	14,000	433,350
(Cost $13,228,308)		16,579,690
Hong Kong 5.0%
BOC Hong Kong (Holdings) Ltd.	1,785,000	5,451,524
Link REIT (REIT)	82,000	400,830
Noble Group Ltd.	970,000	742,258
(Cost $6,073,737)		6,594,612
Italy 3.9%
Snam SpA (Cost $4,886,999)	1,130,000	5,145,341
Japan 21.7%
Bridgestone Corp.	74,500	2,539,346
Canon, Inc. (a)	56,800	1,865,522
Daiwa House Industry Co., Ltd.	21,000	391,976
FANUC Corp.	31,000	4,495,222
Fast Retailing Co., Ltd.	10,500	3,541,887
Hitachi Ltd.	192,000	1,233,352
Japan Tobacco, Inc.	12,000	424,122
	Shares	Value ($)

JGC Corp.	55,000	1,979,956
Keyence Corp.	1,300	414,897
Marubeni Corp.	280,000	1,872,001
Mitsubishi Estate Co., Ltd.	122,000	3,249,211
Mitsubishi Heavy Industries Ltd.	92,000	511,176
Mitsui & Co., Ltd.	140,000	1,759,016
Mizuho Financial Group, Inc.	199,000	414,191
Nabtesco Corp.	99,200	2,063,639
Nikon Corp.	20,000	466,690
SoftBank Corp.	8,600	502,141
Sumitomo Mitsui Financial Group, Inc.	9,400	431,306
Sumitomo Realty & Development Co., Ltd.	13,300	530,450
Suzuki Motor Corp.	10,600	244,460
(Cost $25,174,938)		28,930,561
Netherlands 8.2%
Aegon NV	60,000	400,556
Akzo Nobel NV	11,700	657,204
ASML Holding NV	5,400	423,651
ING Groep NV (CVA)*	550,357	5,028,995
Koninklijke DSM NV	6,000	390,363
Royal Dutch Shell PLC "B"	120,000	3,968,493
(Cost $9,765,220)		10,869,262
Norway 2.5%
DnB ASA	207,576	2,998,794
Telenor ASA	19,000	376,647
(Cost $2,540,231)		3,375,441
Singapore 0.6%
United Overseas Bank Ltd. (Cost $848,648)	55,000	857,932
Spain 0.5%
Inditex SA (Cost $809,189)	5,800	715,445
Sweden 5.1%
SKF AB "B"	16,000	372,882
Swedbank AB "A"	66,000	1,506,304
Swedish Match AB	7,700	272,220
TeliaSonera AB	724,000	4,704,132
(Cost $6,271,176)		6,855,538
Switzerland 9.1%
Cie Financiere Richemont SA "A"	5,000	438,608
Nestle SA (Registered)	20,000	1,308,129
Roche Holding AG (Genusschein)	24,000	5,946,825
Sika AG (Bearer)	180	464,738
Swatch Group AG (Registered)	2,600	243,945
Swiss Life Holding AG (Registered)*	2,100	339,774
Syngenta AG (Registered)	8,550	3,334,399
(Cost $11,615,511)		12,076,418
United Kingdom 14.0%
Barclays PLC	141,000	604,431
British American Tobacco PLC	19,300	991,121
Capita PLC	212,000	3,123,557
Centrica PLC	526,000	2,886,756
Diageo PLC	64,700	1,855,805
Inmarsat PLC	180,000	1,847,286
	Shares	Value ($)

Old Mutual PLC	620,000	1,701,640
SABMiller PLC	27,200	1,308,829
Vodafone Group PLC	1,373,000	3,940,122
WPP PLC	25,000	427,114
(Cost $16,570,517)		18,686,661
Total Common Stocks (Cost $112,895,834)		127,785,646

Preferred Stock 0.2%
Germany
Henkel AG & Co. KGaA (Cost $257,406)	3,000	281,509

	Shares	Value ($)

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $1,958,985)	1,958,985	1,958,985

Cash Equivalents 3.3%
Central Cash Management Fund, 0.07% (b) (Cost $4,367,248)	4,367,248	4,367,248

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $119,479,473)†	100.9	134,393,388
Other Assets and Liabilities, Net	(0.9)	(1,164,487)
Net Assets	100.0	133,228,901

* Non-income producing security.

† The cost for federal income tax purposes was $120,823,547. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $13,569,841. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,473,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,903,375.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $1,862,238, which is 1.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

REIT: Real Estate Investment Trust

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	9/20/2013	70	5,597,550	(120,750)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)
Australia	$—	$5,109,435	$—	$5,109,435
Belgium	—	381,475	—	381,475
Denmark	—	1,197,766	—	1,197,766
Finland	—	1,401,052	—	1,401,052
France	—	9,009,017	—	9,009,017
Germany	—	16,579,690	—	16,579,690
Hong Kong	—	6,594,612	—	6,594,612
Italy	—	5,145,341	—	5,145,341
Japan	—	28,930,561	—	28,930,561
Netherlands	—	10,869,262	—	10,869,262
Norway	—	3,375,441	—	3,375,441
Singapore	—	857,932	—	857,932
Spain	—	715,445	—	715,445
Sweden	—	6,855,538	—	6,855,538
Switzerland	—	12,076,418	—	12,076,418
United Kingdom	—	18,686,661	—	18,686,661
Preferred Stock
Germany	—	281,509	—	281,509
Short-Term Investments (d)	6,326,233	—	—	6,326,233
Total	$6,326,233	$128,067,155	$—	$134,393,388
Liabilities
Derivatives (e) Futures Contracts	$(120,750)	$—	$—	$(120,750)
Total	$(120,750)	$—	$—	$(120,750)

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $113,153,240) — including $1,862,238 of securities loaned	$128,067,155
Investment in Daily Assets Fund Institutional (cost $1,958,985)*	1,958,985
Investment in Central Cash Management Fund (cost $4,367,248)	4,367,248
Total investments, at value (cost $119,479,473)	134,393,388
Foreign currency, at value (cost $237,431)	235,433
Deposit with broker for futures contracts	245,000
Receivable for Fund shares sold	18,786
Dividends receivable	281,502
Interest receivable	3,315
Foreign taxes recoverable	261,737
Other assets	1,486
Total assets	135,440,647
Liabilities
Payable upon return of securities loaned	1,958,985
Payable for Fund shares redeemed	54,004
Payable for variation margin on futures contracts	25,550
Accrued Trustees' fees	2,085
Accrued management fee	88,042
Other accrued expenses and payables	83,080
Total liabilities	2,211,746
Net assets, at value	$133,228,901
Net Assets Consist of
Undistributed net investment income	1,221,132
Net unrealized appreciation (depreciation) on: Investments	14,913,915
Futures	(120,750)
Foreign currency	(1,523)
Accumulated net realized gain (loss)	(136,549,605)
Paid-in capital	253,765,732
Net assets, at value	$133,228,901
Class A Net Asset Value, offering and redemption price per share ($132,969,216 ÷ 17,158,555 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.75
Class B Net Asset Value, offering and redemption price per share ($259,685 ÷ 33,424 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.77

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $284,898)	$2,947,336
Income distributions — Central Cash Management Fund	4,352
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	85,925
Total income	3,037,613
Expenses: Management fee	712,435
Administration fee	90,182
Services to shareholders	1,861
Custodian fee	29,283
Distribution service fee (Class B)	343
Professional fees	31,848
Reports to shareholders	23,951
Trustees' fees and expenses	4,409
Other	10,686
Total expenses	904,998
Net investment income (loss)	2,132,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	12,557,354
Futures	978,247
Foreign currency	(209,117)
13,326,484
Change in net unrealized appreciation (depreciation) on: Investments	(7,667,770)
Futures	(155,688)
Foreign currency	63,930
(7,759,528)
Net gain (loss)	5,566,956
Net increase (decrease) in net assets resulting from operations	$7,699,571

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$2,132,615	$6,560,034
Net realized gain (loss)	13,326,484	(18,682,583)
Change in net unrealized appreciation (depreciation)	(7,759,528)	53,381,763
Net increase (decrease) in net assets resulting from operations	7,699,571	41,259,214
Distributions to shareholders from: Net investment income: Class A	(7,421,568)	(4,756,093)
Class B	(14,321)	(4,778)
Total distributions	(7,435,889)	(4,760,871)
Fund share transactions: Class A Proceeds from shares sold	3,301,639	8,058,394
Reinvestment of distributions	7,421,568	4,756,093
Payments for shares redeemed	(108,121,619)	(29,986,864)
Net increase (decrease) in net assets from Class A share transactions	(97,398,412)	(17,172,377)
Class B Proceeds from shares sold	18,869	38,387
Reinvestment of distributions	14,321	4,778
Payments for shares redeemed	(47,875)	(40,070)
Net increase (decrease) in net assets from Class B share transactions	(14,685)	3,095
Increase (decrease) in net assets	(97,149,415)	19,329,061
Net assets at beginning of period	230,378,316	211,049,255
Net assets at end of period (including undistributed net investment income of $1,221,132 and $6,524,406, respectively)	$133,228,901	$230,378,316
Other Information
Class A Shares outstanding at beginning of period	28,915,018	31,267,358
Shares sold	407,070	1,102,311
Shares issued to shareholders in reinvestment of distributions	930,021	650,628
Shares redeemed	(13,093,554)	(4,105,279)
Net increase (decrease) in Class A shares	(11,756,463)	(2,352,340)
Shares outstanding at end of period	17,158,555	28,915,018
Class B Shares outstanding at beginning of period	35,208	34,893
Shares sold	2,342	5,248
Shares issued to shareholders in reinvestment of distributions	1,790	652
Shares redeemed	(5,916)	(5,585)
Net increase (decrease) in Class B shares	(1,784)	315
Shares outstanding at end of period	33,424	35,208

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.96		$6.74	$8.22	$8.26		$6.52	$15.01
Income (loss) from investment operations: Net investment income (loss)a	.10		.22	.15	.13		.12	.29	c
Net realized and unrealized gain (loss)	.14		1.16	(1.49)	(.00	)***	1.93	(6.46)
Total from investment operations	.24		1.38	(1.34)	.13		2.05	(6.17)
Less distributions from: Net investment income	(.45)		(.16)	(.14)	(.17)		(.31)	(.17)
Net realized gains	—		—	—	—		—	(2.15)
Total distributions	(.45)		(.16)	(.14)	(.17)		(.31)	(2.32)
Net asset value, end of period	$7.75		$7.96	$6.74	$8.22		$8.26	$6.52
Total Return (%)	2.84	**	20.65	(16.67)	1.62	b	33.52	(48.21	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133		230	211	288		344	297
Ratio of expenses before expense reductions (%)	1.00	*	.98	1.00	.99		.94	1.01
Ratio of expenses after expense reductions (%)	1.00	*	.98	1.00	.99		.94	.97
Ratio of net investment income (loss) (%)	2.36	*	2.99	1.98	1.68		1.69	2.74	c
Portfolio turnover rate (%)	49	**	85	174	228		81	123
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets for the year ended December 31, 2008.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.96		$6.75	$8.22	$8.26		$6.52	$14.98
Income (loss) from investment operations: Net investment income (loss)a	.11		.20	.13	.11		.10	.23	c
Net realized and unrealized gain (loss)	.13		1.15	(1.48)	(.00	)***	1.94	(6.43)
Total from investment operations	.24		1.35	(1.35)	.11		2.04	(6.20)
Less distributions from: Net investment income	(.43)		(.14)	(.12)	(.15)		(.30)	(.11)
Net realized gains	—		—	—	—		—	(2.15)
Total distributions	(.43)		(.14)	(.12)	(.15)		(.30)	(2.26)
Net asset value, end of period	$7.77		$7.96	$6.75	$8.22		$8.26	$6.52
Total Return (%)	2.81	**	20.13	(16.77)	1.33	b	32.89	(48.25	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.26		.28	.24	.36		.50	.40
Ratio of expenses before expense reductions (%)	1.28	*	1.26	1.28	1.26		1.22	1.33
Ratio of expenses after expense reductions (%)	1.28	*	1.26	1.28	1.26		1.22	1.28
Ratio of net investment income (loss) (%)	2.80	*	2.73	1.70	1.41		1.42	2.42	c
Portfolio turnover rate (%)	49	**	85	174	228		81	123
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09 per share and 0.82% of average daily net assets for the year ended December 31, 2008.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Core Equity VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS International VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $1,862,238. The value of the related collateral, $1,958,985, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $149,313,000, including $124,587,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,765,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first; and approximately $24,726,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($15,693,000) and long-term losses ($9,033,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,615,000 to $6,641,000.
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(120,750)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$978,247

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(155,688)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $82,355,181 and $185,591,121, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.79% of the Fund's average daily net assets.

For the period from January 1, 2013 through April 30, 2014 the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.03%
Class B	1.28%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $90,182, of which $11,145 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2013
Class A	$342	$113
Class B	40	13
	$382	$126

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $343, of which $54 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,702, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $9,557.

E. Ownership of the Fund

Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 23%, 12% and 12%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,028.40	$1,028.10
Expenses Paid per $1,000*	$5.03	$6.44
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,019.84	$1,018.45
Expenses Paid per $1,000*	$5.01	$6.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	1.00%	1.28%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1int-3 (R-028378-2 8/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 19, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 19, 2013